                                                               EXHIBIT 17(b)(6)


PROJECTIONS DISCLAIMER

The Company projections attached hereto include (a) Company projections considered by the Board of Directors prior to entering into the Original Merger Agreement in November 1996, and (b) Company projections considered by the Board of Directors prior to entering into the January Amendment in January, 1997.

These projections were based in part on financial statements, including the first and second fiscal quarter 1997 financial statements, which were subsequently restated. Therefore, these projections were not considered by the Board of Directors as relevant when voting on the March Amendment and $0.30 per Share Merger Consideration in March, 1997 and the Board of Directors do not consider these projections to be material or relevant to a decision of the stockholders as to whether or not to vote in favor of the Merger Agreement.



HMIS FINANCIAL MODEL-Prepared in November, 1996 prior to the restatements.


STATEMENTS OF OPERATIONS
($000s, except per share amounts)
--------------------------------------------------------------------------------

                                                                                            1997
                                                                           -----------------------------------------
                                        1994A       1995A      1996A        Q1A        Q2E          Q3E         Q4E       1997E
                                        ------      ------    -------      ------     ------       ------     ------      -------
Net Sales                               44,250      88,456    158,860      40,523     40,523       40,523     40,920      162,488
     Yr-to-Yr/Qtr-to-Qtr Growth           67.7%       99.9%      79.6%      n/a          0.0%         0.0%       1.0%         2.3%
CGS                                     28,643      63,708    117,384      30,011     30,462       30,462     30,762      121,696

GROSS MARGIN                            15,606      24,748     41,476      10,512     10,061       10,061     10,158       40,792
     % of Net Sales                       35.3%       28.0%      26.1%       25.9%      24.8%        24.8%      24.8%        25.1%

OPERATING EXPENSES
Selling and Distribution                 1,847       2,898      4,650       1,233      1,216        1,175      1,187        4,811
     % of Net Sales                        4.2%        3.3%       2.9%        3.0%       3.0%         2.9%       2.9%         3.0%
G&A                                      6,756      17,780     28,512       6,708      6,889        6,889      6,956       27,442
     % of Net Sales                       15.3%       20.1%      17.9%       16.6%      17.0%        17.0%      17.0%        16.9%
EBITDA                                   7,003       4,070      8,315       2,570      1,956        1,997      2,015        8,539
     % of Net Sales                       15.8%        4.6%       5.2%        6.3%       4.8%         4.9%       4.9%         5.3%
     Yr-to-Yr/Qtr-to-Qtr Growth           86.0%      -41.9%     104.3%      n/a        -23.9%         2.1%      -0.1%         2.7%

Deprec. & Amort.                           453         847      2,127         646        646          646        646        2,584
EBIT                                     6,550       3,223      6,187       1,924      1,310        1,351      1,369        5,954
     % of Net Sales                       14.8%        3.6%       3.9%        4.7%       3.2%         3.3%       3.3%         3.7%
     Yr-to-Yr/Qtr-to-Qtr Growth           85.2%      -50.8%      92.0%      n/a        -31.9%         3.1%       1.3%        -3.8%

Interest Income                            290         333         38           -         22          (29)       (99)        (106)
Interest Expense                           (88)       (269)    (2,717)       (740)      (683)        (683)      (683)      (2,790)
Misc. Income (Expense)                       -           -          -           -          -            -          -            -

PRETAX INCOME                            6,752       3,287      3,508       1,184        649          638        586        3,058
     % of Net Sales                       15.3%        3.7%       2.2%        2.9%       1.6%         1.6%       1.4%         1.9%
     Yr-to-Yr/Qtr-to-Qtr Growth           93.6%      -51.3%       6.7%      n/a        -45.2%        -1.7%      -8.1%       -12.8%

Income Tax Expense                       2,751       1,340     (2,405)        253        266          262        240        1,021
     Effective Tax Rate                   40.7%       40.8%     -68.6%       21.3%      41.0%        41.0%      41.0%        33.4%

NET INCOME B/F NONREC.                   4,001       1,946      5,913         932        383          376        346        2,037
     % of Net Sales                        9.0%        2.2%       3.7%        2.3%       0.9%         0.9%       0.8%         1.3%
     Yr-to-Yr/Qtr-to-Qtr Growth           81.3%      -51.4%     203.8%      n/a        -58.9%        -1.7%      -8.1%       -65.5%


Nonrecurring Charges                         -           -    (16,840)       (500)    (1,201)      (7,450)      (250)      (9,401)

NET INCOME                               4,001       1,946    (10,927)        432       (818)      (7,074)        96       (7,364)
     % of Net Sales                        9.0%        2.2%      -6.9%        1.1%      -2.0%       -17.5%       0.2%        -4.5%

PF. PRIMARY EPS B/F NONREC.               0.54        0.21       0.22        0.10       0.02         0.02       0.02         0.13
PF. FULLY DILUTED EPS B/F NONREC.         0.53        0.21       0.22        0.10       0.02         0.02       0.02         0.13

Primary EPS After N/R                     0.54        0.21      (1.16)       0.05      (0.04)       (0.39)      0.01        (0.46)
Fully Diluted EPS After N/R               0.53        0.21      (1.16)       0.05      (0.04)       (0.39)      0.01        (0.46)

Primary Shares                           7,383       9,408      9,415       9,328     18,296       18,296     18,296       16,054
Fully Diluted Shares                     7,593       9,421      9,415       9,334     18,670       18,670     18,670       16,336

                                               1998E                                            1999E
                                    --------------------------------              ----------------------------------
                                      Q1       Q2      Q3      Q4      1998E        Q1       Q2      Q3         Q4        1999E
                                    ------   ------  ------   ------  --------    ------  -------  -------    -------     -------
Net Sales                           41,732   43,010  44,839   47,358   176,939    50,206   53,439   57,123     61,337     222,105
     Yr-to-Yr/Qtr-to-Qtr Growth        2.0%     3.1%    4.3%     5.6%      8.9%      6.0%     6.4%     6.9%       7.4%       25.5%
CGS                                 31,376   32,342  33,726   35,631   133,074    37,911   40,359   43,149     46,342     167,761

GROSS MARGIN                        10,356   10,668  11,114   11,727    43,865    12,295   13,080   13,974     14,995      54,343
     % of Net Sales                   24.8%    24.8%   24.8%    24.8%     24.8%     24.5%    24.5%    24.5%      24.4%       24.5%

OPERATING EXPENSES
Selling and Distribution             1,168    1,204   1,211    1,279     4,862     1,305    1,389    1,428      1,533       5,656
     % of Net Sales                    2.8%     2.8%    2.7%     2.7%      2.7%      2.6%     2.6%     2.5%       2.5%        2.5%
G&A                                  7,094    7,312   7,623    8,051    30,080     8,535    9,085    9,711     10,427      37,758
     % of Net Sales                   17.0%    17.0%   17.0%    17.0%     17.0%     17.0%    17.0%    17.0%      17.0%       17.0%
EBITDA                               2,093    2,152   2,280    2,398     8,923     2,454    2,606    2,835      3,034      10,929
     % of Net Sales                    5.0%     5.0%    5.1%     5.1%      5.0%      4.9%     4.9%     5.0%       4.9%        4.9%
     Yr-to-Yr/Qtr-to-Qtr Growth        1.9%    -0.3%    1.6%    -0.5%      4.5%     -3.4%    -0.2%     1.8%      -0.3%       22.5%

Deprec. & Amort.                       675      675     675      675     2,700       675      675      675        675       2,700
EBIT                                 1,418    1,477   1,605    1,723     6,223     1,779    1,931    2,160      2,359       8,229
     % of Net Sales                    3.4%     3.4%    3.6%     3.6%      3.5%      3.5%     3.6%     3.8%       3.8%        3.7%
     Yr-to-Yr/Qtr-to-Qtr Growth        3.6%     4.1%    8.7%     7.3%      4.5%      3.3%     8.5%    11.9%       9.2%       32.2%

Interest Income                        (33)      17      14        6         4         4       (0)     (29)       (64)        (90)
Interest Expense                      (683)    (683)   (683)    (683)   (2,734)     (683)    (683)    (683)      (683)     (2,734)
Misc. Income (Expense)                   -        -       -        -         -         -        -        -          -           -

PRETAX INCOME                          702      810     936    1,045     3,493     1,100    1,247    1,447      1,612       5,406
     % of Net Sales                    1.7%     1.9%    2.1%     2.2%      2.0%      2.2%     2.3%     2.5%       2.6%        2.4%
     Yr-to-Yr/Qtr-to-Qtr Growth       19.7%    15.5%   15.5%    11.6%     14.2%      5.2%    13.4%    16.0%      11.4%       54.7%

Income Tax Expense                     288      332     384      429     1,432       451      511      593        661       2,216
     Effective Tax Rate               41.0%    41.0%   41.0%    41.0%     41.0%     41.0%    41.0%    41.0%      41.0%       41.0%

NET INCOME B/F NONREC.                 414      478     552      617     2,061       649      736      854        951       3,189
     % of Net Sales                    1.0%     1.1%    1.2%     1.3%      1.2%      1.3%     1.4%     1.5%       1.6%        1.4%
     Yr-to-Yr/Qtr-to-Qtr Growth       19.7%    15.5%   15.5%    11.6%      1.2%      5.2%    13.4%    16.0%      11.4%       54.7%


Nonrecurring Charges                     -        -       -        -         -         -        -        -          -           -

NET INCOME                             414      478     552      617     2,061       649      736      854        951       3,189
     % of Net Sales                    1.0%     1.1%    1.2%     1.3%      1.2%      1.3%     1.4%     1.5%       1.6%        1.4%

PF. PRIMARY EPS B/F NONREC.           0.02     0.03    0.03     0.03      0.11      0.04     0.04     0.05       0.05        0.17
PF. FULLY DILUTED EPS B/F NONREC.     0.02     0.03    0.03     0.03      0.11      0.04     0.04     0.05       0.05        0.17

Primary EPS After N/R                 0.02     0.03    0.03     0.03      0.11      0.04     0.04     0.05       0.05        0.17
Fully Diluted EPS After N/R           0.02     0.03    0.03     0.03      0.11      0.04     0.04     0.05       0.05        0.17

Primary Shares                      18,296   18,296  18,296   18,296    18,296    18,296   18,296   18,296     18,296      18,296
Fully Diluted Shares                18,670   18,670  18,670   18,670    18,670    18,670   18,670   18,670     18,670      18,670

HMIS FINANCIAL MODEL

BALANCE SHEET
($000s, except per share amounts)
--------------------------------------------------------------------------------

                                                                                   1997
                                                                    ------------------------------------------
                                              1995A       1996A       Q1A        Q2E        Q3E        Q4E        1997E
                                             ---------  ----------  --------- ---------- ---------- ---------- -------------
ASSETS
CURRENT:
     Cash and cash equivalents                 $4,563      $3,280     $1,586     $1,964    $(4,654)   $(4,416)      $(4,416)
     Accounts receivable, net                  31,340      36,457     36,959     39,968     39,968     40,359        40,359
     Inventories                                7,788       6,801      7,212      7,010      7,010      7,079         7,079
     Tax refund receivable                      1,827       8,037      5,752      2,300      2,300      2,300         2,300
     Deferred taxes                             3,133       1,807      2,357      2,357      2,357      2,357         2,357
     Prepaid expenses and other                 1,164         655        404        404        404        404           404
----------------------------------------------------------------------------------------------------------------------------
          TOTAL CURRENT ASSETS                 49,814      57,038     54,269     54,003     47,385     48,083        48,083
IMPROVEMENTS AND EQUIPMENT, NET                 2,136       3,826      3,680      3,481      3,282      3,083         3,083
GOODWILL                                       35,464      34,008     33,711     33,446     33,182     32,917        32,917
OTHER                                           1,276       1,044      1,167      1,167      1,167      1,167         1,167
----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                  $88,690     $95,916    $92,828    $92,098    $85,015    $85,250       $85,250
============================================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT:
     Accounts payable                         $12,330     $20,715    $18,448    $12,352    $12,352    $12,473       $12,473
     Accrued unusual charges                        0       3,559      2,151          0          0          0             0
     Accrued expenses                           1,862       1,526      1,778      1,783      1,774      1,791         1,791
     Current maturities of long-term debt      23,135      28,746     28,750     28,750     28,750     28,750        28,750
----------------------------------------------------------------------------------------------------------------------------
          TOTAL CURRENT LIABILITIES            37,328      54,546     51,127     42,885     42,876     43,015        43,015
LONG-TERM DEBT, LESS CURRENT MATURITIES         3,191       4,006      3,905      3,905      3,905      3,905         3,905
----------------------------------------------------------------------------------------------------------------------------
          TOTAL LIABILITIES                    40,519      58,552     55,032     46,790     46,781     46,920        46,920
----------------------------------------------------------------------------------------------------------------------------
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY
     Preferred stock                                0           0          0          0          0          0             0
     Common stock                                 280         280        280        549        549        549           549
     Additional paid-in capital                38,020      38,139     38,139     46,200     46,200     46,200        46,200
     Retained earnings (deficit)                9,872      (1,055)      (623)    (1,441)    (8,515)    (8,419)       (8,419)
----------------------------------------------------------------------------------------------------------------------------
          TOTAL STOCKHOLDERS' EQUITY           48,172      37,364     37,796     45,307     38,234     38,330        38,330
----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $88,690     $95,916    $92,828    $92,098    $85,015    $85,250       $85,250
============================================================================================================================




                                                           1998E
                                           ----------------------------------------
                                              Q1       Q2         Q3         Q4       1998E
                                           ------------------- ---------  --------- -----------
ASSETS
CURRENT:
     Cash and cash equivalents                $1,390   $1,349      $936        $55         $55
     Accounts receivable, net                 40,245   41,478    43,242     45,672      45,672
     Inventories                               7,221    7,443     7,762      8,200       8,200
     Tax refund receivable                         0        0         0          0           0
     Deferred taxes                                0        0         0          0           0
     Prepaid expenses and other                  404      404       404        404         404
------------------------------------------------------------------------------------------------
          TOTAL CURRENT ASSETS                49,260   50,673    52,344     54,330      54,330
IMPROVEMENTS AND EQUIPMENT, NET                2,872    2,661     2,450      2,240       2,240
GOODWILL                                      32,640   32,363    32,086     31,810      31,810
OTHER                                          1,167    1,167     1,167      1,167       1,167
------------------------------------------------------------------------------------------------
TOTAL ASSETS                                 $85,939  $86,865   $88,048    $89,546     $89,546
================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT:
     Accounts payable                        $12,722  $13,114   $13,675    $14,448     $14,448
     Accrued unusual charges                       0        0         0          0           0
     Accrued expenses                          1,818    1,873     1,943      2,053       2,053
     Current maturities of long-term debt     28,750   28,750    28,750     28,750      28,750
------------------------------------------------------------------------------------------------
          TOTAL CURRENT LIABILITIES           43,290   43,737    44,368     45,250      45,250
LONG-TERM DEBT, LESS CURRENT MATURITIES        3,905    3,905     3,905      3,905       3,905
------------------------------------------------------------------------------------------------
          TOTAL LIABILITIES                   47,195   47,643    48,274     49,156      49,156
------------------------------------------------------------------------------------------------
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY
     Preferred stock                               0        0         0          0           0
     Common stock                                549      549       549        549         549
     Additional paid-in capital               46,200   46,200    46,200     46,200      46,200
     Retained earnings (deficit)              (8,005)  (7,527)   (6,974)    (6,358)     (6,358)
------------------------------------------------------------------------------------------------
          TOTAL STOCKHOLDERS' EQUITY          38,744   39,222    39,774     40,391      40,391
------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY   $85,939  $86,865   $88,048    $89,546     $89,546
================================================================================================




                                                               1999E
                                           -----------------------------------------------
                                               Q1          Q2          Q3          Q4         1999E
                                           ----------- ----------- ----------- ----------- ------------
ASSETS
CURRENT:
     Cash and cash equivalents                   $608       $(612)    $(2,067)    $(3,813)     $(3,813)
     Accounts receivable, net                  46,767      49,778      53,210      57,136       57,136
     Inventories                                8,725       9,288       9,930      10,665       10,665
     Tax refund receivable                          0           0           0           0            0
     Deferred taxes                                 0           0           0           0            0
     Prepaid expenses and other                   404         404         404         404          404
-------------------------------------------------------------------------------------------------------
          TOTAL CURRENT ASSETS                 56,503      58,859      61,478      64,391       64,391
IMPROVEMENTS AND EQUIPMENT, NET                 2,029       1,818       1,607       1,397        1,397
GOODWILL                                       31,533      31,256      30,979      30,703       30,703
OTHER                                           1,167       1,167       1,167       1,167        1,167
-------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                  $91,232     $93,100     $95,232     $97,658      $97,658
=======================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT:
     Accounts payable                         $15,372     $16,365     $17,496     $18,791      $18,791
     Accrued unusual charges                        0           0           0           0            0
     Accrued expenses                           2,165       2,304       2,451       2,631        2,631
     Current maturities of long-term debt      28,750      28,750      28,750      28,750       28,750
-------------------------------------------------------------------------------------------------------
          TOTAL CURRENT LIABILITIES            46,287      47,419      48,697      50,172       50,172
LONG-TERM DEBT, LESS CURRENT MATURITIES         3,905       3,905       3,905       3,905        3,905
-------------------------------------------------------------------------------------------------------
          TOTAL LIABILITIES                    50,193      51,324      52,602      54,078       54,078
-------------------------------------------------------------------------------------------------------
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY
     Preferred stock                                0           0           0           0            0
     Common stock                                 549         549         549         549          549
     Additional paid-in capital                46,200      46,200      46,200      46,200       46,200
     Retained earnings (deficit)               (5,709)     (4,973)     (4,119)     (3,168)      (3,168)
-------------------------------------------------------------------------------------------------------
          TOTAL STOCKHOLDERS' EQUITY           41,040      41,776      42,629      43,580       43,580
-------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $91,232     $93,100     $95,232     $97,658      $97,658
=======================================================================================================

HMIS FINANCIAL MODEL

QUARTERLY OPS. BY PRODUCT LINE
($000s, except per share amounts)
--------------------------------------------------------------------------------

                                                                                                    1997
                                                                  --------------------------------------------------------------

                                         1996                       1Q                         2Q                         3Q
                                           E    Growth  % of Revs.   E     Growth % of Revs.    E    Growth  % of Revs.    E
                                        ------- ------  --------- -------  ------ ---------- ------- ------- ---------  -------
REVENUES
   Organ Transplant                     $63,544   na     40.0%    $16,209    na     40.0%    $16,209    0.0%    40.0%   $16,209
   Infertility                           19,857   na     12.5%      5,065    na     12.5%      5,065    0.0%    12.5%     5,065
   Neurology (MS, ALS, Alz.)              6,752   na      4.3%      1,722    na      4.3%      1,722    0.0%     4.3%     1,722
   Cancer                                11,914   na      7.5%      3,039    na      7.5%      3,039    0.0%     7.5%     3,039
   Clozaril (Drug Sales)                 36,141   na     22.8%      9,219    na     22.8%      9,219    0.0%    22.8%     9,219
   Clozaril (Case Mgmt/Services)          9,929   na      6.3%      2,533    na      6.3%      2,533    0.0%     6.3%     2,533
   Other Schiz (Drug Sales)               1,390   na      0.9%        355    na      0.9%        355    0.0%     0.9%       355
   Other Schiz (Case Mgmt/Services)         199   na      0.1%         51    na      0.1%         51    0.0%     0.1%        51
   HIV/AIDS                               1,986   na      1.3%        507    na      1.3%        507    0.0%     1.3%       507
   Other Products                         7,149   na      4.5%      1,824    na      4.5%      1,824    0.0%     4.5%     1,824
                                       --------  ---    -----     -------  ----    ------    -------           -----    -------
TOTAL REVENUES                         $158,860         100.0%    $40,523          100.0%    $40,523           100.0%   $40,523
   Revenue Growth                          79.6%                       na                        0.0%                      0.0%





                                                             4Q                          1997
                                      Growth    % of Revs.    E     Growth   % of Revs.    E     Growth  % of Revs.
                                      ------    ---------  -------  ------   ---------- -------  ------  ----------
REVENUES
   Organ Transplant                     0.0%      40.0%    $16,326   0.7%      39.9%    $64,953    2.2%    40.0%
   Infertility                          0.0%      12.5%      5,113   0.9%      12.5%     20,309    2.3%    12.5%
   Neurology (MS, ALS, Alz.)            0.0%       4.3%      1,787   3.8%       4.4%      6,954    3.0%     4.3%
   Cancer                               0.0%       7.5%      3,154   3.8%       7.7%     12,272    3.0%     7.6%
   Clozaril (Drug Sales)                0.0%      22.8%      9,219   0.0%      22.5%     36,876    2.0%    22.7%
   Clozaril (Case Mgmt/Services)        0.0%       6.3%      2,533   0.0%       6.2%     10,131    2.0%     6.2%
   Other Schiz (Drug Sales)             0.0%       0.9%        368   3.8%       0.9%      1,432    3.0%     0.9%
   Other Schiz (Case Mgmt/Services)     0.0%       0.1%         52   3.0%       0.1%        204    2.8%     0.1%
   HIV/AIDS                             0.0%       1.3%        526   3.8%       1.3%      2,045    3.0%     1.3%
   Other Products                       0.0%       4.5%      1,842   1.0%       4.5%      7,312    2.3%     4.5%
                                                 ------    -------            ------   --------           ------
TOTAL REVENUES                                   100.0%    $40,920            100.0%   $162,488           100.0%
   Revenue Growth                                              1.0%             2.3%                        2.3%




                                                  COGS                           COGS                           COGS
                                                 Margin   % of COGS             Margin   % of COGS             Margin    % of COGSS
                                                 ------   ---------             ------   ---------             ------    ----------
COGS - PRODUCT
   Organ Transplant                   $47,658     75.0%      42.5%    $12,157    75.0%      42.5%    $12,157    75.0%       42.5%
   Infertility                         14,893     75.0%      13.3%      3,799    75.0%      13.3%      3,799    75.0%       13.3%
   Neurology (MS, ALS, Alz.)            5,266     78.0%       4.7%      1,343    78.0%       4.7%      1,343    78.0%        4.7%
   Cancer                               8,936     75.0%       8.0%      2,279    75.0%       8.0%      2,279    75.0%        8.0%
   Clozaril (Drug Sales)               27,105     75.0%      24.2%      6,914    75.0%      24.2%      6,914    75.0%       24.2%
   Clozaril (Case Mgmt/Services)            0      0.0%       0.0%          0     0.0%       0.0%          0     0.0%        0.0%
   Other Schiz (Drug Sales)             1,084     78.0%       1.0%        277    78.0%       1.0%        277    78.0%        1.0%
   Other Schiz (Case Mgmt/Services)         0      0.0%       0.0%          0     0.0%       0.0%          0     0.0%        0.0%
   HIV/AIDS                             1,549     78.0%       1.4%        395    78.0%       1.4%        395    78.0%        1.4%
   Other Products                       5,576     78.0%       5.0%      1,422    78.0%       5.0%      1,422    78.0%        5.0%
                                     --------    -----      -----     -------   -----      -----     -------    ----       -----
TOTAL COGS - PRODUCT                 $112,068               100.0%    $28,587              100.0%    $28,587               100.0%
   %  of total net revenues              70.5%                           70.5%                          70.5%





                                                COGS                             COGS                           COGS
                                               Margin    % of COGS              Margin   % of COGS             Margin   % of COGS
                                               ------    ---------              ------   ---------             ------   ---------
COGS - PRODUCT
   Organ Transplant                 $12,157      75.0%      42.5%    $12,244     75.0%      42.4%    $48,715    75.0%     42.5%
   Infertility                        3,799      75.0%      13.3%      3,835     75.0%      13.3%     15,232    75.0%     13.3%
   Neurology (MS, ALS, Alz.)          1,343      78.0%       4.7%      1,394     78.0%       4.8%      5,424    78.0%      4.7%
   Cancer                             2,279      75.0%       8.0%      2,366     75.0%       8.2%      9,204    75.0%      8.0%
   Clozaril (Drug Sales)              6,914      75.0%      24.2%      6,914     75.0%      23.9%     27,657    75.0%     24.1%
   Clozaril (Case Mgmt/Services)          0       0.0%       0.0%          0      0.0%       0.0%          0     0.0%      0.0%
   Other Schiz (Drug Sales)             277      78.0%       1.0%        287     78.0%       1.0%      1,117    78.0%      1.0%
   Other Schiz (Case Mgmt/Services)       0       0.0%       0.0%          0      0.0%       0.0%          0     0.0%      0.0%
   HIV/AIDS                             395      78.0%       1.4%        410     78.0%       1.4%      1,595    78.0%      1.4%
   Other Products                     1,422      78.0%       5.0%      1,437     78.0%       5.0%      5,704    78.0%      5.0%
                                    -------     -----      -----     -------    -----      -----    --------   -----     -----
TOTAL COGS - PRODUCT                $28,587                100.0%    $28,887               100.0%   $114,647             100.0%
   %  of total net revenues            70.5%                            70.6%                           70.6%



                                                  Gross                          Gross                           Gross
                                                 Margin     % of GP              Margin     % of GP               Margin   % of GP
                                                 ------     -------              ------     -------               ------   -------
GROSS PROFIT - PRODUCT
   Organ Transplant                  $15,886      25.0%      34.0%     $4,052     25.0%      34.0%     $4,052     25.0%     34.0%
   Infertility                         4,964      25.0%      10.6%      1,266     25.0%      10.6%      1,266     25.0%     10.6%
   Neurology (MS, ALS, Alz.)           1,485      22.0%       3.2%        379     22.0%       3.2%        379     22.0%      3.2%
   Cancer                              2,979      25.0%       6.4%        760     25.0%       6.4%        760     25.0%      6.4%
   Clozaril (Drug Sales)               9,035      25.0%      19.3%      2,305     25.0%      19.3%      2,305     25.0%     19.3%
   Clozaril (Case Mgmt/Services)       9,929     100.0%      21.2%      2,533    100.0%      21.2%      2,533    100.0%     21.2%
   Other Schiz (Drug Sales)              306      22.0%       0.7%         78     22.0%       0.7%         78     22.0%      0.7%
   Other Schiz (Case Mgmt/Services)      199     100.0%       0.4%         51    100.0%       0.4%         51    100.0%      0.4%
   HIV/AIDS                              437      22.0%       0.9%        111     22.0%       0.9%        111     22.0%      0.9%
   Other Products                      1,573      22.0%       3.4%        401     22.0%       3.4%        401     22.0%      3.4%
                                     -------     -----      -----     -------    -----      -----     -------    -----     ------
TOTAL GROSS PROFIT - PRODUCT         $46,792                100.0%    $11,936               100.0%    $11,936              100.0%
   Gross Margin                         29.5%                            29.5%                           29.5%


COGS - PHARMACY OPS AND FIXED         $8,156                           $1,424                          $1,875
   %  of total net revenues              5.1%                             3.5%                            4.6%


TOTAL GROSS PROFIT                   $38,636                          $10,512                         $10,061
   Gross Margin                         24.3%                            25.9%                           24.8%






                                                Gross                            Gross                           Gross
                                                Margin    % of GP                Margin    % of GP               Margin    % of GP
                                                ------    -------                ------    -------               ------    -------
GROSS PROFIT - PRODUCT
   Organ Transplant                   $4,052     25.0%     34.0%     $4,081      25.0%      33.9%    $16,238     25.0%     33.9%
   Infertility                         1,266     25.0%     10.6%      1,278      25.0%      10.6%      5,077     25.0%     10.6%
   Neurology (MS, ALS, Alz.)             379     22.0%      3.2%        393      22.0%       3.3%      1,530     22.0%      3.2%
   Cancer                                760     25.0%      6.4%        789      25.0%       6.6%      3,068     25.0%      6.4%
   Clozaril (Drug Sales)               2,305     25.0%     19.3%      2,305      25.0%      19.2%      9,219     25.0%     19.3%
   Clozaril (Case Mgmt/Services)       2,533    100.0%     21.2%      2,533     100.0%      21.0%     10,131    100.0%     21.2%
   Other Schiz (Drug Sales)               78     22.0%      0.7%         81      22.0%       0.7%        315     22.0%      0.7%
   Other Schiz (Case Mgmt/Services)       51    100.0%      0.4%         52     100.0%       0.4%        204    100.0%      0.4%
   HIV/AIDS                              111     22.0%      0.9%        116      22.0%       1.0%        450     22.0%      0.9%
   Other Products                        401     22.0%      3.4%        405      22.0%       3.4%      1,609     22.0%      3.4%
                                     -------    -----     -----     -------     -----      -----     -------    -----     -----
TOTAL GROSS PROFIT - PRODUCT         $11,936              100.0%    $12,033                100.0%    $47,841              100.0%
   Gross Margin                         29.5%                          29.4%                            29.4%


COGS - PHARMACY OPS AND FIXED         $1,875                         $1,875                           $7,049
   %  of total net revenues              4.6%                           4.6%                             4.3%


TOTAL GROSS PROFIT                   $10,061                        $10,158                          $40,792
   Gross Margin                         24.8%                          24.8%                            25.1%

HMIS FINANCIAL MODEL

QUARTERLY OPS. BY PRODUCT LINE
($000s, except per share amounts)
--------------------------------------------------------------------------------

                                                                                 1998
                                       ----------------------------------------------------------------------------------------

                                        1Q                             2Q                            3Q
                                         E       Growth  % of Revs.     E        Growth  % of Revs.   E       Growth  % of Revs.
                                       -------   ------  ---------     ------    ------  --------- -------    -----   ---------
REVENUES
   Organ Transplant                    $16,561     1.4%     39.7%     $16,919     2.2%    39.3%    $17,406     2.9%     38.8%
   Infertility                           5,209     1.9%     12.5%       5,356     2.8%    12.5%      5,557     3.8%     12.4%
   Neurology (MS, ALS, Alz.)             1,922     7.6%      4.6%       2,140    11.3%     5.0%      2,464    15.1%      5.5%
   Cancer                                3,393     7.6%      8.1%       3,777    11.3%     8.8%      4,348    15.1%      9.7%
   Clozaril (Drug Sales)                 9,219     0.0%     22.1%       9,219     0.0%    21.4%      9,219     0.0%     20.6%
   Clozaril (Case Mgmt/Services)         2,533     0.0%      6.1%       2,533     0.0%     5.9%      2,533     0.0%      5.6%
   Other Schiz (Drug Sales)                396     7.6%      0.9%         441    11.3%     1.0%        507    15.1%      1.1%
   Other Schiz (Case Mgmt/Services)         55     6.0%      0.1%          60     9.0%     0.1%         68    12.0%      0.2%
   HIV/AIDS                                565     7.6%      1.4%         630    11.3%     1.5%        725    15.1%      1.6%
   Other Products                        1,879     2.0%      4.5%       1,935     3.0%     4.5%      2,012     4.0%      4.5%
                                       -------             -----      -------            -----     -------             -----
TOTAL REVENUES                         $41,732             100.0%     $43,010            100.0%    $44,839             100.0%
   Revenue Growth                          2.0%                           3.1%                         4.3%


                                                        1998
                                      --------------------------------------
                                        4Q                            1998
                                         E       Growth  % of Revs.     E       Growth  % of Revs.
                                      -------    ------  ---------   -------    ------  ---------
REVENUES
   Organ Transplant                   $18,033      3.6%     38.1%    $68,918     6.1%     39.0%
   Infertility                          5,819      4.7%     12.3%     21,941     8.0%     12.4%
   Neurology (MS, ALS, Alz.)            2,930     18.9%      6.2%      9,457    36.0%      5.3%
   Cancer                               5,170     18.9%     10.9%     16,688    36.0%      9.4%
   Clozaril (Drug Sales)                9,219      0.0%     19.5%     36,876     0.0%     20.8%
   Clozaril (Case Mgmt/Services)        2,533      0.0%      5.3%     10,131     0.0%      5.7%
   Other Schiz (Drug Sales)               603     18.9%      1.3%      1,947    36.0%      1.1%
   Other Schiz (Case Mgmt/Services)        78     15.0%      0.2%        261    27.7%      0.1%
   HIV/AIDS                               862     18.9%      1.8%      2,781    36.0%      1.6%
   Other Products                       2,113      5.0%      4.5%      7,939     8.6%      4.5%
                                      -------              -----    --------             -----
TOTAL REVENUES                        $47,358              100.0%   $176,939             100.0%
   Revenue Growth                         5.6%                           8.9%


                                               COGS                            COGS                           COGS
                                               Margin   % of COGS              Margin   % of COGS             Margin     % of COGS
                                               -----    --------               ------   ---------             -----      --------
COGS - PRODUCT
   Organ Transplant                  $12,421    75.0%     42.1%     $12,689     75.0%     41.6%    $13,054    75.0%       41.0%
   Infertility                         3,907    75.0%     13.2%       4,017     75.0%     13.2%      4,168    75.0%       13.1%
   Neurology (MS, ALS, Alz.)           1,500    78.0%      5.1%       1,670     78.0%      5.5%      1,922    78.0%        6.0%
   Cancer                              2,544    75.0%      8.6%       2,833     75.0%      9.3%      3,261    75.0%       10.2%
   Clozaril (Drug Sales)               6,914    75.0%     23.4%       6,914     75.0%     22.7%      6,914    75.0%       21.7%
   Clozaril (Case Mgmt/Services)           0     0.0%      0.0%           0      0.0%      0.0%          0     0.0%        0.0%
   Other Schiz (Drug Sales)              309    78.0%      1.0%         344     78.0%      1.1%        396    78.0%        1.2%
   Other Schiz (Case Mgmt/Services)        0     0.0%      0.0%           0      0.0%      0.0%          0     0.0%        0.0%
   HIV/AIDS                              441    78.0%      1.5%         491     78.0%      1.6%        565    78.0%        1.8%
   Other Products                      1,465    78.0%      5.0%       1,509     78.0%      5.0%      1,570    78.0%        4.9%
                                     -------    -----    ------     -------     -----    ------    -------    -----      ------
TOTAL COGS - PRODUCT                 $29,501             100.0%     $30,467              100.0%    $31,851               100.0%
   %  of total net revenues             70.7%                          70.8%                          71.0%


                                                COGS                            COGS
                                                Margin     % of COGS            Margin    % of COGS
                                                ------     ---------            ------    ---------
COGS - PRODUCT
   Organ Transplant                   $13,524   75.0%       40.1%    $51,689    75.0%       41.2%
   Infertility                          4,364   75.0%       12.9%     16,456    75.0%       13.1%
   Neurology (MS, ALS, Alz.)            2,285   78.0%        6.8%      7,376    78.0%        5.9%
   Cancer                               3,878   75.0%       11.5%     12,516    75.0%       10.0%
   Clozaril (Drug Sales)                6,914   75.0%       20.5%     27,657    75.0%       22.0%
   Clozaril (Case Mgmt/Services)            0    0.0%        0.0%          0     0.0%        0.0%
   Other Schiz (Drug Sales)               470   78.0%        1.4%      1,519    78.0%        1.2%
   Other Schiz (Case Mgmt/Services)         0    0.0%        0.0%          0     0.0%        0.0%
   HIV/AIDS                               672   78.0%        2.0%      2,169    78.0%        1.7%
   Other Products                       1,648   78.0%        4.9%      6,192    78.0%        4.9%
                                      -------   -----      ------   --------    -----      ------
TOTAL COGS - PRODUCT                  $33,756              100.0%   $125,574               100.0%
   %  of total net revenues              71.3%                          71.0%


                                               Gross                            Gross                           Gross
                                               Margin     % of GP               Margin   % of GP                Margin    % of GP
                                               ------     -------               ------   -------                ------    -------
GROSS PROFIT - PRODUCT
   Organ Transplant                  $4,140     25.0%      33.9%      $4,230     25.0%    33.7%     $4,351       25.0%     33.5%
   Infertility                        1,302     25.0%      10.6%       1,339     25.0%    10.7%      1,389       25.0%     10.7%
   Neurology (MS, ALS, Alz.)            423     22.0%       3.5%         471     22.0%     3.8%        542       22.0%      4.2%
   Cancer                               848     25.0%       6.9%         944     25.0%     7.5%      1,087       25.0%      8.4%
   Clozaril (Drug Sales)              2,305     25.0%      18.8%       2,305     25.0%    18.4%      2,305       25.0%     17.7%
   Clozaril (Case Mgmt/Services)      2,533    100.0%      20.7%       2,533    100.0%    20.2%      2,533      100.0%     19.5%
   Other Schiz (Drug Sales)              87     22.0%       0.7%          97     22.0%     0.8%        112       22.0%      0.9%
   Other Schiz (Case Mgmt/Services)      55    100.0%       0.5%          60    100.0%     0.5%         68      100.0%      0.5%
   HIV/AIDS                             124     22.0%       1.0%         138     22.0%     1.1%        159       22.0%      1.2%
   Other Products                       413     22.0%       3.4%         426     22.0%     3.4%        443       22.0%      3.4%
                                    -------    -----      ------     -------    ------   ------    -------      ------    ------
TOTAL GROSS PROFIT - PRODUCT        $12,231               100.0%     $12,543             100.0%    $12,989                100.0%
   Gross Margin                        29.3%                            29.2%                         29.0%


COGS - PHARMACY OPS AND FIXED        $1,875                           $1,875                        $1,875
   %  of total net revenues             4.5%                             4.4%                          4.2%


TOTAL GROSS PROFIT                  $10,356                          $10,668                       $11,114
   Gross Margin                        24.8%                            24.8%                         24.8%





                                                  Gross                           Gross
                                                  Margin    % of GP               Margin    % of GP
                                                  ------    -------               ------    -------
GROSS PROFIT - PRODUCT
   Organ Transplant                  $4,508       25.0%     33.1%    $17,230      25.0%     33.5%
   Infertility                         1,455       25.0%     10.7%      5,485      25.0%     10.7%
   Neurology (MS, ALS, Alz.)             645       22.0%      4.7%      2,080      22.0%      4.1%
   Cancer                              1,293       25.0%      9.5%      4,172      25.0%      8.1%
   Clozaril (Drug Sales)               2,305       25.0%     16.9%      9,219      25.0%     17.9%
   Clozaril (Case Mgmt/Services)       2,533      100.0%     18.6%     10,131     100.0%     19.7%
   Other Schiz (Drug Sales)              133       22.0%      1.0%        428      22.0%      0.8%
   Other Schiz (Case Mgmt/Services)       78      100.0%      0.6%        261     100.0%      0.5%
   HIV/AIDS                              190       22.0%      1.4%        612      22.0%      1.2%
   Other Products                        465       22.0%      3.4%      1,747      22.0%      3.4%
                                     -------      ------    ------    -------     ------    ------
TOTAL GROSS PROFIT - PRODUCT         $13,602                100.0%    $51,365               100.0%
   Gross Margin                         28.7%                            29.0%


COGS - PHARMACY OPS AND FIXED         $1,875                           $7,500
   %  of total net revenues              4.0%                             4.2%


TOTAL GROSS PROFIT                   $11,727                          $43,865
   Gross Margin                         24.8%                            24.8%

HMIS FINANCIAL MODEL

QUARTERLY OPS. BY PRODUCT LINE
($000s, except per share amounts)
--------------------------------------------------------------------------------

                                                                                      1999
                                      -----------------------------------------------------------------------------------------
                                       1Q                            2Q                              3Q
                                        E       Growth   % of Rev     E      Growth    % of Revs.     E     Growth    % of Revs.
                                     -------    ------   --------  -------   ------    ----------  -------  ------    ----------
REVENUES
   Organ Transplant                  $18,682     3.6%       37.2%  $19,354     3.6%       36.2%    $20,051    3.6%       35.1%
   Infertility                         6,092     4.7%       12.1%    6,378     4.7%       11.9%      6,678    4.7%       11.7%
   Neurology (MS, ALS, Alz.)           3,484    18.9%        6.9%    4,142    18.9%        7.8%      4,925   18.9%        8.6%
   Cancer                              6,147    18.9%       12.2%    7,309    18.9%       13.7%      8,691   18.9%       15.2%
   Clozaril (Drug Sales)               9,219     0.0%       18.4%    9,219     0.0%       17.3%      9,219    0.0%       16.1%
   Clozaril (Case Mgmt/Services)       2,533     0.0%        5.0%    2,533     0.0%        4.7%      2,533    0.0%        4.4%
   Other Schiz (Drug Sales)              717    18.9%        1.4%      853    18.9%        1.6%      1,014   18.9%        1.8%
   Other Schiz (Case Mgmt/Services)       89    15.0%        0.2%      103    15.0%        0.2%        118   15.0%        0.2%
   HIV/AIDS                            1,025    18.9%        2.0%    1,218    18.9%        2.3%      1,448   18.9%        2.5%
   Other Products                      2,219     5.0%        4.4%    2,330     5.0%        4.4%      2,446    5.0%        4.3%
TOTAL REVENUES                       --------              -----   -------               -----     -------              -----
   Revenue Growth                    $50,206               100.0%  $53,439               100.0%    $57,123              100.0%
                                         6.0%                          6.4%                            6.9%



                                                            1999
                                     -------------------------------------------------
                                       4Q                              1999
                                        E        Growth   % of Revs.     E      Growth  % of Revs.
                                     -------     -----    ---------   -------   ------  ----------
REVENUES
   Organ Transplant                  $20,773      3.6%       33.9%    $78,860    14.4%    35.5%
   Infertility                         6,992      4.7%       11.4%     26,141    19.1%    11.8%
   Neurology (MS, ALS, Alz.)           5,856     18.9%        9.5%     18,406    94.6%     8.3%
   Cancer                             10,333     18.9%       16.8%     32,481    94.6%    14.6%
   Clozaril (Drug Sales)               9,219      0.0%       15.0%     36,876     0.0%    16.6%
   Clozaril (Case Mgmt/Services)       2,533      0.0%        4.1%     10,131     0.0%     4.6%
   Other Schiz (Drug Sales)            1,206     18.9%        2.0%      3,789    94.6%     1.7%
   Other Schiz (Case Mgmt/Services)      136     15.0%        0.2%        446    71.0%     0.2%
   HIV/AIDS                            1,722     18.9%        2.8%      5,413    94.6%     2.4%
   Other Products                      2,568      5.0%        4.2%      9,563    20.5%     4.3%
TOTAL REVENUES                       -------                -----    --------            -----
   Revenue Growth                    $61,337                100.0%   $222,105            100.0%
                                         7.4%                            25.5%






                                                COGS                           COGS                            COGS
                                               Margin   % of COGS             Margin   % of COGS              Margin  % of COGS
                                               ------   ---------             -----    ---------              -----   ---------
COGS - PRODUCT
   Organ Transplant                $14,011     75.0%     39.0%     $14,516    75.0%      37.8%    $15,038     75.0%     36.5%
   Infertility                        4,569     75.0%     12.7%       4,784    75.0%      12.5%      5,009     75.0%     12.2%
   Neurology (MS, ALS, Alz.)          2,717     78.0%      7.6%       3,231    78.0%       8.4%      3,841     78.0%      9.3%
   Cancer                             4,611     75.0%     12.8%       5,482    75.0%      14.3%      6,518     75.0%     15.8%
   Clozaril (Drug Sales)              6,914     75.0%     19.3%       6,914    75.0%      18.0%      6,914     75.0%     16.8%
   Clozaril (Case Mgmt/Services)          0      0.0%      0.0%           0     0.0%       0.0%          0      0.0%      0.0%
   Other Schiz (Drug Sales)             559     78.0%      1.6%         665    78.0%       1.7%        791     78.0%      1.9%
   Other Schiz (Case Mgmt/Services)       0      0.0%      0.0%           0     0.0%       0.0%          0      0.0%      0.0%
   HIV/AIDS                             799     78.0%      2.2%         950    78.0%       2.5%      1,130     78.0%      2.7%
   Other Products                     1,731     78.0%      4.8%       1,817    78.0%       4.7%      1,908     78.0%      4.6%
                                    -------     ----     -----      -------    ----      -----     -------     ----     ------
TOTAL COGS - PRODUCT                $35,911              100.0%     $38,359              100.0%    $41,149              100.0%
   %  of total net revenues            71.5%                           71.8%                          72.0%




                                                  COGS                          COGS
                                                 Margin  % of COGS             Margin     % of COGS
                                                 ------  --------              ------     ---------
COGS - PRODUCT
   Organ Transplant                   $15,580    75.0%    35.1%    $59,145     75.0%       37.0%
   Infertility                           5,244    75.0%    11.8%     19,605     75.0%       12.3%
   Neurology (MS, ALS, Alz.)             4,567    78.0%    10.3%     14,356     78.0%        9.0%
   Cancer                                7,750    75.0%    17.5%     24,360     75.0%       15.2%
   Clozaril (Drug Sales)                 6,914    75.0%    15.6%     27,657     75.0%       17.3%
   Clozaril (Case Mgmt/Services)             0     0.0%     0.0%          0      0.0%        0.0%
   Other Schiz (Drug Sales)                940    78.0%     2.1%      2,956     78.0%        1.9%
   Other Schiz (Case Mgmt/Services)          0     0.0%     0.0%          0      0.0%        0.0%
   HIV/AIDS                              1,343    78.0%     3.0%      4,222     78.0%        2.6%
   Other Products                        2,003    78.0%     4.5%      7,459     78.0%        4.7%
                                       -------    ----    -----    --------     ----       -----
TOTAL COGS - PRODUCT                   $44,342            100.0%   $159,761                100.0%
   %  of total net revenues               72.3%                        71.9%






                                              Gross                          Gross                       Gross
                                              Margin    % of GP             Margin  % of GP             Margin   % of GP
                                              -----     ------              -----   ------              ------   ------
GROSS PROFIT - PRODUCT
   Organ Transplant                  $4,670   25.0%       32.7%   $4,839     25.0%   32.1%    $5,013     25.0%    31.4%    $5,193
   Infertility                        1,523   25.0%       10.7%    1,595     25.0%   10.6%     1,670     25.0%    10.5%     1,748
   Neurology (MS, ALS, Alz.)            766   22.0%        5.4%      911     22.0%    6.0%     1,083     22.0%     6.8%     1,288
   Cancer                             1,537   25.0%       10.8%    1,827     25.0%   12.1%     2,173     25.0%    13.6%     2,583
   Clozaril (Drug Sales)              2,305   25.0%       16.1%    2,305     25.0%   15.3%     2,305     25.0%    14.4%     2,305
   Clozaril (Case Mgmt/Services)      2,533  100.0%       17.7%    2,533    100.0%   16.8%     2,533    100.0%    15.9%     2,533
   Other Schiz (Drug Sales)             158   22.0%        1.1%      188     22.0%    1.2%       223     22.0%     1.4%       265
   Other Schiz (Case Mgmt/Services)      89  100.0%        0.6%      103    100.0%    0.7%       118    100.0%     0.7%       136
   HIV/AIDS                             225   22.0%        1.6%      268     22.0%    1.8%       319     22.0%     2.0%       379
   Other Products                       488   22.0%        3.4%      513     22.0%    3.4%       538     22.0%     3.4%       565
                                    -------  -----       -----   ------     -----   -----    -------    -----    -----    -------
TOTAL GROSS PROFIT - PRODUCT        $14,295              100.0%  $15,080            100.0%   $15,974             100.0%   $16,995
   Gross Margin                        28.5%                        28.2%                       28.0%                        27.7%

                                     $2,000                       $2,000                      $2,000                       $2,000
COGS - PHARMACY OPS AND FIXED           4.0%                         3.7%                        3.5%                         3.3%
   %  of total net revenues

                                    $12,295                      $13,080                     $13,974                      $14,995
TOTAL GROSS PROFIT                     24.5%                        24.5%                       24.5%                        24.4%
   Gross Margin




                                        Gross                          Gross
                                       Margin    % of GP              Margin   % of GP
                                       ------    -------              ------   -------
GROSS PROFIT - PRODUCT                  25.0%     30.6%    $19,715     25.0%    31.6%
    Organ Transplant                    25.0%     10.3%      6,535     25.0%    10.5%
   Infertility                          22.0%      7.6%      4,049     22.0%     6.5%
   Neurology (MS, ALS, Alz.)            25.0%     15.2%      8,120     25.0%    13.0%
   Cancer                               25.0%     13.6%      9,219     25.0%    14.8%
   Clozaril (Drug Sales)               100.0%     14.9%     10,131    100.0%    16.2%
   Clozaril (Case Mgmt/Services)        22.0%      1.6%        834     22.0%     1.3%
   Other Schiz (Drug Sales)            100.0%      0.8%        446    100.0%     0.7%
   Other Schiz (Case Mgmt/Services)     22.0%      2.2%      1,191     22.0%     1.9%
   HIV/AIDS                             22.0%      3.3%      2,104     22.0%     3.4%
   Other Products                       -----      ----    -------     -----     ----
                                                 100.0%    $62,343             100.0%
TOTAL GROSS PROFIT - PRODUCT                                  28.1%
   Gross Margin

                                                            $8,000
COGS - PHARMACY OPS AND FIXED                                  3.6%
   %  of total net revenues

                                                           $54,343
TOTAL GROSS PROFIT                                            24.5%
   Gross Margin












                                                  Gross                           Gross
                                                  Margin    % of GP               Margin    % of GP
                                                  ------    -------               ------    -------
GROSS PROFIT - PRODUCT
    Organ Transplant                  $4,508       25.0%     33.1%    $17,230      25.0%     33.5%
   Infertility                         1,455       25.0%     10.7%      5,485      25.0%     10.7%
   Neurology (MS, ALS, Alz.)             645       22.0%      4.7%      2,080      22.0%      4.1%
   Cancer                              1,293       25.0%      9.5%      4,172      25.0%      8.1%
   Clozaril (Drug Sales)               2,305       25.0%     16.9%      9,219      25.0%     17.9%
   Clozaril (Case Mgmt/Services)       2,533      100.0%     18.6%     10,131     100.0%     19.7%
   Other Schiz (Drug Sales)              133       22.0%      1.0%        428      22.0%      0.8%
   Other Schiz (Case Mgmt/Services)       78      100.0%      0.6%        261     100.0%      0.5%
   HIV/AIDS                              190       22.0%      1.4%        612      22.0%      1.2%
   Other Products                        465       22.0%      3.4%      1,747      22.0%      3.4%
                                     -------      -----      ----     -------     -----     -----
TOTAL GROSS PROFIT - PRODUCT         $13,602                100.0%    $51,365               100.0%
   Gross Margin                         28.7%                            29.0%


COGS - PHARMACY OPS AND FIXED         $1,875                           $7,500
   %  of total net revenues              4.0%                             4.2%


TOTAL GROSS PROFIT                   $11,727                          $43,865
   Gross Margin                         24.8%                            24.8%

HMIS FINANCIAL MODEL

CASH FLOW STATEMENT
($000s, except per share amounts)
--------------------------------------------------------------------------------

                                                                                                           1997
                                                                                        ------------------------------------------
                                                        1994A      1995A      1996A       Q1A        Q2E        Q3E        Q4E
                                                        -------- ----------- ---------  --------- ---------- ---------- ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                         4,001       1,946   (10,927)       432       (818)    (7,074)        96
Adj. to reconcile net income (loss) to CF fr. Ops.:
     Depreciation and amortization                          453         847     2,127        646        646        646        646
     Provision for doubtful A/R                           1,781       7,978    14,715      1,635      2,026      2,026      2,046
     Deferred taxes                                        (701)     (2,516)    1,326       (550)         -          -          -
     Write-off of improvements and equipment                  -           -       264          -          -          -          -
     Write-off of goodwill                                    -           -       552          -          -          -          -
     Write-off of organizational costs                        -           -       134          -          -          -          -
     Loss from disposition of rental equipment                -         287         -          -          -          -          -
     Compensation under restricted stock                     57          57         -          -          -          -          -
     Common stock issued to director                          -          19         -          -          -          -          -
Changes in working capital:
     Accounts receivable                                 (9,625)    (16,707)  (19,832)    (2,137)    (5,035)    (2,026)    (2,437)
     Tax refund receivable                                    -      (1,827)   (6,210)     2,286      3,452          -          -
     Inventories                                            205      (1,827)      987       (411)       202          -        (69)
     Prepaid expenses and other                            (205)       (976)      508        252          -          -          -
     Other assets                                          (249)       (240)       98       (124)         -          -          -
     Accounts payable                                       100       4,870     8,385     (2,267)    (6,096)         -        122
     Accrued unusual charges                                  -           -     3,559     (1,408)    (2,151)         -          -
     Acrrued expenses                                       203         396      (336)       252          5         (9)        17
     Income taxes payable                                   280      (1,760)        -          -          -          -          -
-----------------------------------------------------------------------------------------------------------------------------------
NET CASH FROM (USED IN) OPERATING ACTIVITIES             (3,700)     (9,451)   (4,650)    (1,395)    (7,770)    (6,436)       421
-----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Cash used in acquisition of CPMB                         -     (20,630)     (324)         -          -          -          -
     Cash used in acquisition of Murray Group            (7,500)          -         -          -          -          -          -
     Other acquisitions                                    (250)     (2,168)        -          -          -          -          -
     Collection of receivable from seller of Murray           -       1,444         -          -          -          -          -
     Capital expenditures                                  (566)       (948)   (1,492)      (203)      (182)      (182)      (182)
     Proceeds from sale of rental equipment                   -         215         -          -          -          -          -
-----------------------------------------------------------------------------------------------------------------------------------
NET CASH FROM (USED IN) INVESTING ACTIVITIES             (8,316)    (22,087)   (1,816)      (203)      (182)      (182)      (182)
-----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from long-term debt                             -      23,000    16,450          -          -          -          -
     Principal payments on long-term debt                     -           -   (11,000)       (97)         -          -          -
     Principal payments on current maturities of LTD          -           -         -          -          -          -          -
     Net payment on capital leases                          (44)       (123)     (386)         -          -          -          -
     Decrease in bank loan - net                           (200)          -         -          -          -          -          -
     Proceeds from issuance of common stock              21,982           -         -          -      8,330          -          -
     Cash paid for deferred borrowing fees                    -        (722)        -          -          -          -          -
     Proceeds from exercise of warrants                     218         427         -          -          -          -          -
     Proceeds from exercise of options                       13          24       120          -          -          -          -
-----------------------------------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES      21,969      22,606     5,184        (97)     8,330          -          -
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS      9,953      (8,933)   (1,283)    (1,694)       378     (6,618)       239
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD            3,543      13,495     4,563      3,280      1,586      1,964     (4,654)
-----------------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                 13,495       4,563     3,280      1,586      1,964     (4,654)    (4,416)
===================================================================================================================================




                                                                                    1998E
                                                                  ------------------------------------------
                                                        1997E        Q1         Q2        Q3         Q4        1998E
                                                        --------- ---------  --------- ---------- ---------- -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                         (7,364)      414        478        552        617       2,061
Adj. to reconcile net income (loss) to CF fr. Ops.:
     Depreciation and amortization                         2,584       675        675        675        675       2,700
     Provision for doubtful A/R                            7,733     2,087      2,150      2,242      2,368       8,847
     Deferred taxes                                         (550)    2,357          -          -          -       2,357
     Write-off of improvements and equipment                   -         -          -          -          -           -
     Write-off of goodwill                                     -         -          -          -          -           -
     Write-off of organizational costs                         -         -          -          -          -           -
     Loss from disposition of rental equipment                 -         -          -          -          -           -
     Compensation under restricted stock                       -         -          -          -          -           -
     Common stock issued to director                           -         -          -          -          -           -
Changes in working capital:
     Accounts receivable                                 (11,635)   (1,973)    (3,383)    (4,007)    (4,797)    (14,160)
     Tax refund receivable                                 5,737     2,300          -          -          -       2,300
     Inventories                                            (279)     (141)      (222)      (318)      (439)     (1,121)
     Prepaid expenses and other                              252         -          -          -          -           -
     Other assets                                           (124)        -          -          -          -           -
     Accounts payable                                     (8,242)      249        392        561        773       1,975
     Accrued unusual charges                              (3,559)        -          -          -          -           -
     Acrrued expenses                                        265        26         56         70        109         261
     Income taxes payable                                      -         -          -          -          -           -
------------------------------------------------------------------------------------------------------------------------
NET CASH FROM (USED IN) OPERATING ACTIVITIES             (15,180)    5,993        146       (225)      (694)      5,220
------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Cash used in acquisition of CPMB                          -         -          -          -          -           -
     Cash used in acquisition of Murray Group                  -         -          -          -          -           -
     Other acquisitions                                        -         -          -          -          -           -
     Collection of receivable from seller of Murray            -         -          -          -          -           -
     Capital expenditures                                   (749)     (188)      (188)      (188)      (188)       (750)
     Proceeds from sale of rental equipment                    -         -          -          -          -           -
------------------------------------------------------------------------------------------------------------------------
NET CASH FROM (USED IN) INVESTING ACTIVITIES                (749)     (188)      (188)      (188)      (188)       (750)
------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from long-term debt                              -         -          -          -          -           -
     Principal payments on long-term debt                    (97)        -          -          -          -           -
     Principal payments on current maturities of LTD           -         -          -          -          -           -
     Net payment on capital leases                             -         -          -          -          -           -
     Decrease in bank loan - net                               -         -          -          -          -           -
     Proceeds from issuance of common stock                8,330         -          -          -          -           -
     Cash paid for deferred borrowing fees                     -         -          -          -          -           -
     Proceeds from exercise of warrants                        -         -          -          -          -           -
     Proceeds from exercise of options                         -         -          -          -          -           -
------------------------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES        8,233         -          -          -          -           -
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS      (7,696)    5,806        (41)      (412)      (882)      4,470
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD             3,280    (4,416)     1,390      1,349        936      (4,416)
------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                  (4,416)    1,390      1,349        936         55          55
========================================================================================================================



                                                                        1999E
                                                        --------------------------------------
                                                           Q1       Q2        Q3        Q4      1999E
                                                        -------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                            649       736       854      951      3,189
Adj. to reconcile net income (loss) to CF fr. Ops.:
     Depreciation and amortization                           675       675       675      675      2,700
     Provision for doubtful A/R                            2,510     2,672     2,856    3,067     11,105
     Deferred taxes                                            -         -         -        -          -
     Write-off of improvements and equipment                   -         -         -        -          -
     Write-off of goodwill                                     -         -         -        -          -
     Write-off of organizational costs                         -         -         -        -          -
     Loss from disposition of rental equipment                 -         -         -        -          -
     Compensation under restricted stock                       -         -         -        -          -
     Common stock issued to director                           -         -         -        -          -
Changes in working capital:
     Accounts receivable                                  (3,606)   (5,683)   (6,288)  (6,993)   (22,570)
     Tax refund receivable                                     -         -         -        -          -
     Inventories                                            (525)     (563)     (642)    (735)    (2,465)
     Prepaid expenses and other                                -         -         -        -          -
     Other assets                                              -         -         -        -          -
     Accounts payable                                        925       992     1,131    1,295      4,343
     Accrued unusual charges                                   -         -         -        -          -
     Acrrued expenses                                        112       139       146      181        579
     Income taxes payable                                      -         -         -        -          -
---------------------------------------------------------------------------------------------------------
NET CASH FROM (USED IN) OPERATING ACTIVITIES                 740    (1,032)   (1,267)  (1,559)    (3,118)
---------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Cash used in acquisition of CPMB                          -         -         -        -          -
     Cash used in acquisition of Murray Group                  -         -         -        -          -
     Other acquisitions                                        -         -         -        -          -
     Collection of receivable from seller of Murray            -         -         -        -          -
     Capital expenditures                                   (188)     (188)     (188)    (188)      (750)
     Proceeds from sale of rental equipment                    -         -         -        -          -
---------------------------------------------------------------------------------------------------------
NET CASH FROM (USED IN) INVESTING ACTIVITIES                (188)     (188)     (188)    (188)      (750)
---------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from long-term debt                              -         -         -        -          -
     Principal payments on long-term debt                      -         -         -        -          -
     Principal payments on current maturities of LTD           -         -         -        -          -
     Net payment on capital leases                             -         -         -        -          -
     Decrease in bank loan - net                               -         -         -        -          -
     Proceeds from issuance of common stock                    -         -         -        -          -
     Cash paid for deferred borrowing fees                     -         -         -        -          -
     Proceeds from exercise of warrants                        -         -         -        -          -
     Proceeds from exercise of options                         -         -         -        -          -
---------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES            -         -         -        -          -
---------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS         553    (1,219)   (1,455)  (1,747)    (3,868)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                55       608      (612)  (2,067)        55
---------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                     608      (612)   (2,067)  (3,813)    (3,813)
=========================================================================================================

HMIS FINANCIAL MODEL
ASSUMPTIONS
($000s, except per share amounts)
---------------------------------------------------------------------------

SHARES OUTSTANDING AND SETTLEMENT

                                      1993      1994       1995      1996
                                    --------  --------  ---------  --------
   Non-settlement shares              5,884     7,383      9,408     9,415
   Newly issued shares                    -         -          -         -
   Non-settlement options               424       210         13         -
   Shares to Banks                        -         -          -         -
   Options to Banks                       -         -          -         -
   Wt Avg Shares to Plaintiffs            -         -          -         -
   Wt Avg Options to Plaintiffs           -         -          -         -
   Shares to Suppliers                    -         -          -         -
   Options to Suppliers                   -         -          -         -
   Total settlement shares                0         0          0         0
   Total settlement options               0         0          0         0
   Bond Conversion Price
   Shares on bond convers.

Primary Shares                        5,884     7,383      9,408     9,415
Fully Diluted Shares                  6,309     7,593      9,421     9,415

                                                     1997
                                    ---------------------------------------
                                       Q1        Q2        Q3         Q4      1997E
                                    --------  --------  ---------  --------  --------
   Non-settlement shares              9,328     9,328      9,328     9,328     9,328
   Newly issued shares                    -    10,000     10,000    10,000    10,000
   Non-settlement options                 5     1,000      1,000     1,000     1,000
   Shares to Banks                        -         -          -         -         -
   Options to Banks                       -         -          -         -         -
   Wt Avg Shares to Plaintiffs            -     2,200      2,200     2,200     2,200
   Wt Avg Options to Plaintiffs           -     2,200      2,200     2,200     2,200
   Shares to Suppliers                    -         -          -         -         -
   Options to Suppliers                   -         -          -         -         -

   Total settlement shares                -     2,200      2,200     2,200     2,200
   Total settlement options               -     2,200      2,200     2,200     2,200
   Bond Conversion Price                         0.00       0.00      0.00      0.00
   Shares on bond convers.                          -          -         -         -

Primary Shares                        9,328    21,528     21,528    21,528    21,528
Fully Diluted Shares                  9,334    24,728     24,728    24,728    24,728

                                                     1998
                                    ---------------------------------------
                                       Q1        Q2        Q3         Q4      1998E
                                    --------  --------  ---------  --------  --------
   Non-settlement shares              9,328     9,328      9,328     9,328     9,328
   Newly issued shares               10,000    10,000     10,000    10,000    10,000
   Non-settlement options             1,000     1,000      1,000     1,000     1,000
   Shares to Banks                        -         -          -         -         -
   Options to Banks                       -         -          -         -         -
   Wt Avg Shares to Plaintiffs        2,200     2,200      2,200     2,200     2,200
   Wt Avg Options to Plaintiffs       2,200     2,200      2,200     2,200     2,200
   Shares to Suppliers                    -         -          -         -         -
   Options to Suppliers                   -         -          -         -         -

   Total settlement shares            2,200     2,200      2,200     2,200     2,200
   Total settlement options           2,200     2,200      2,200     2,200     2,200
   Bond Conversion Price               0.00      0.00       0.00      0.00      0.00
   Shares on bond convers.                -         -          -         -         -

Primary Shares                       21,528    21,528     21,528    21,528    21,528
Fully Diluted Shares                 24,728    24,728     24,728    24,728    24,728

                                                      1999
                                    ---------------------------------------
                                       Q1        Q2        Q3         Q4      1999E
                                    --------  --------  ---------  --------  --------
   Non-settlement shares              9,328     9,328      9,328     9,328     9,328
   Newly issued shares               10,000    10,000     10,000    10,000    10,000
   Non-settlement options             1,000     1,000      1,000     1,000     1,000
   Shares to Banks                        -         -          -         -         -
   Options to Banks                       -         -          -         -         -
   Wt Avg Shares to Plaintiffs        2,200     2,200      2,200     2,200     2,200
   Wt Avg Options to Plaintiffs       2,200     2,200      2,200     2,200     2,200
   Shares to Suppliers                    -         -          -         -         -
   Options to Suppliers                   -         -          -         -         -

   Total settlement shares            2,200     2,200      2,200     2,200     2,200
   Total settlement options           2,200     2,200      2,200     2,200     2,200
   Bond Conversion Price               0.00      0.00       0.00      0.00      0.00
   Shares on bond convers.                -         -          -         -         -

Primary Shares                       21,528    21,528     21,528    21,528    21,528
Fully Diluted Shares                 24,728    24,728     24,728    24,728    24,728

SOURCES AND USES

                                                            1997
                                         ---------------------------------------
                                 1996A      Q1A        Q2        Q3        Q4     1997E
                                -------- ---------  --------  --------  -------- --------
Sources
Debt Issuance                        $0        $0        $0        $0        $0       $0
Convertible Debt Issuance             0         0         0         0         0        0
Equity Issuance                       0         0    10,000         0         0   10,000
                                -------- ---------  --------  --------  -------- --------
                          TOTAL      $0        $0   $10,000        $0        $0  $10,000
Uses
Fees and Expenses (Debt)             $0        $0        $0        $0        $0       $0
Fees and Expenses (Equity)            0         0     1,230         0         0   $1,230
Term Loan                             0         0         0         0         0       $0
Revolver A                            0         0         0         0         0       $0
Revolver B                            0         0         0         0         0       $0
Excess Proceeds                       0         0     8,770         0         0   $8,770
                                -------- ---------  --------  --------  -------- --------
                          TOTAL      $0        $0   $10,000        $0        $0  $10,000

                                                  1998                                            1999
                                --------------------------------------           --------------------------------------
                                   Q1       Q2         Q3        Q4      1998E      Q1       Q2        Q3         Q4      1999E
                                -------- ---------  --------  --------  -------- -------- --------  ---------  --------  --------
Sources
Debt Issuance                        $0        $0        $0        $0        $0       $0       $0         $0        $0        $0
Convertible Debt Issuance             0         0         0         0         0        0        0          0         0         0
Equity Issuance                       0         0         0         0         0        0        0          0         0         0
                                -------- ---------  --------  --------  -------- -------- --------  ---------  --------  --------
                          TOTAL      $0        $0        $0        $0        $0       $0       $0         $0        $0        $0
Uses
Fees and Expenses (Debt)             $0        $0        $0        $0        $0       $0       $0         $0        $0        $0
Fees and Expenses (Equity)            0         0         0         0        $0        0        0          0         0        $0
Term Loan                             0         0         0         0        $0        0        0          0         0        $0
Revolver A                            0         0         0         0        $0        0        0          0         0        $0
Revolver B                            0         0         0         0        $0        0        0          0         0        $0
Excess Proceeds                       0         0         0         0        $0        0        0          0         0        $0
                                -------- ---------  --------  --------  -------- -------- --------  ---------  --------  --------
                          TOTAL      $0        $0        $0        $0        $0       $0       $0         $0        $0        $0

MISCELLANEOUS
  Return on Cash                5.0%
  Income Tax Rate              41.0%
  Bond Conversion Price       $0.00
  Convert. bond coupon         0.00%
  Warrant Exercise Price      $5.00
  Receivables                    90       88        85   Days' Sales Outstanding
  Payables                       15       15        15   Days COGS
  Converts issued on       04/30/96
  Litig. Secs. issued on   04/30/96


        Preliminary Model Based Upon Company Projections and Assumptions

HMIS FINANCIAL MODEL
ASSUMPTIONS
($000s, except per share amounts)
--------------------------------------------------------------------------------

DEBT AND INTEREST EXPENSE

                                                                                    1997
                                                                  ------------------------------------
                              1993     1994      1995      1996      Q1        Q2       Q3       Q4       1997E
                            ------- -------- ---------  --------  --------  -------- -------- --------  ---------
  Term Loan Outstandings                                 18,000    17,000    17,000   17,000   17,000     17,000
  Term Loan Rate (1)                                       8.75%     8.75%     8.75%    8.75%    8.75%      8.75%
  Term Loan Interest                                                            372      372      372      1,116

  Revolver A Outstandings                                 6,350     6,350     6,350    6,350    6,350      6,350
  Revolver A Rate (2)                                      8.25%     8.25%     8.25%    8.25%    8.25%      8.25%
  Revolver A Interest                                                           131      131      131        393

  Revolver B Outstandings                                 4,000     5,000     5,000    5,000    5,000      5,000
  Revolver B Rate (3)                                      8.25%     8.25%     8.25%    8.25%    8.25%      8.25%
  Revolver B Interest                                                           103      103      103        309

  Sub Note Outstandings                                   3,000     3,000     3,000    3,000    3,000      3,000
  Sub Note Rate                                            8.00%     8.00%     8.00%    8.00%    8.00%      8.00%
  Sub Note Interest                                                              60       60       60        180

  Cap Lease Outstandings                                  1,402     1,402     1,402    1,402    1,402      1,402
  Cap Lease Rate                                           5.00%     5.00%     5.00%    5.00%    5.00%      5.00%
  Cap Lease Interest                                                             18       18       18         53

  Equip. Note Outstandings                                    0         0         0        0        0          -
  Equip. Note Rate                                            -         -         -        -        -          -
  Equip. Note Interest                                                            -        -        -          -

  Convertible Bonds                                           0         0         0        0        0          -
  Convertible Bond Rate                                                        0.00%    0.00%    0.00%      0.00%
  Convertible Bond Interest                                                       -        -        -          -

  Other Outstandings                                                                                           -
  Other Rate                                                  0         0         0        0        0          -
  Other Interest                                                                  -        -        -          -

TOTAL DEBT                                               32,752    32,655    32,752   32,752   32,752     32,752
TOTAL INTEREST EXP             174       88       269     2,717       740       683      683      683      2,790

                                            1998                                             1999
                            ------------------------------------            -------------------------------------
                              Q1       Q2       Q3         Q4      1998E       Q1       Q2       Q3        Q4       1999E
                            ------- -------- ---------  --------  --------  -------- -------- --------  ---------  --------
  Term Loan Outstandings    17,000   17,000    17,000    17,000    17,000    17,000   17,000   17,000     17,000    17,000
  Term Loan Rate (1)          8.75%    8.75%     8.75%     8.75%     8.75%     8.75%    8.75%    8.75%      8.75%     8.75%
  Term Loan Interest           372      372       372       372     1,488       372      372      372        372     1,488

  Revolver A Outstandings    6,350    6,350     6,350     6,350     6,350     6,350    6,350    6,350      6,350     6,350
  Revolver A Rate (2)         8.25%    8.25%     8.25%     8.25%     8.25%     8.25%    8.25%    8.25%      8.25%     8.25%
  Revolver A Interest          131      131       131       131       524       131      131      131        131       524

  Revolver B Outstandings    5,000    5,000     5,000     5,000     5,000     5,000    5,000    5,000      5,000     5,000
  Revolver B Rate (3)         8.25%    8.25%     8.25%     8.25%     8.25%     8.25%    8.25%    8.25%      8.25%     8.25%
  Revolver B Interest          103      103       103       103       413       103      103      103        103       413

  Sub Note Outstandings      3,000    3,000     3,000     3,000     3,000     3,000    3,000    3,000      3,000     3,000
  Sub Note Rate               8.00%    8.00%     8.00%     8.00%     8.00%     8.00%    8.00%    8.00%      8.00%     8.00%
  Sub Note Interest             60       60        60        60       240        60       60       60         60       240

  Cap Lease Outstandings     1,402    1,402     1,402     1,402     1,402     1,402    1,402    1,402      1,402     1,402
  Cap Lease Rate              5.00%    5.00%     5.00%     5.00%     5.00%     5.00%    5.00%    5.00%      5.00%     5.00%
  Cap Lease Interest            18       18        18        18        70        18       18       18         18        70

  Equip. Note Outstandings       0        0         0         0         -         0        0        0          0         -
  Equip. Note Rate               -        -         -         -         -         -        -        -          -         -
  Equip. Note Interest           -        -         -         -         -         -        -        -          -         -

  Convertible Bonds              0        0         0         0         -         0        0        0          0         -
  Convertible Bond Rate       0.00%    0.00%     0.00%     0.00%     0.00%     0.00%    0.00%    0.00%      0.00%     0.00%
  Convertible Bond Interest      -        -         -         -         -         -        -        -          -         -

  Other Outstandings                                                    -                                                -
  Other Rate                     -        -         -         -         -         -        -        -          -         -
  Other Interest                 -        -         -         -         -         -        -        -          -         -

TOTAL DEBT                  32,752   32,752    32,752    32,752    32,752    32,752   32,752   32,752     32,752    32,752
TOTAL INTEREST EXP             683      683       683       683     2,734       683      683      683        683     2,734

EXTRAORDINARY ITEMS

                                                                                      1997
                                                                    ------------------------------------
                              1993      1994       1995      1996      Q1        Q2       Q3       Q4       1997E
                            -------  --------  ---------  --------  --------  -------- -------- --------  ---------
  Writedown of Revenues
  Writedown of Inventories                                  2,840
                            -------  --------  ---------  --------  --------  -------- -------- --------  ---------
Total                            -         -          -     2,840         -         -        -        -          -

  Writedown of Receivables                                  8,400
  Settlement of Litigation
  Reorganization Expenses                                   3,600
  Professional Fees                                         2,000
  Other
                            -------  --------  ---------  --------  --------  -------- -------- --------  ---------
Total                            -         -          -    14,000         -         -        -        -          -

                                             1998                                              1999
                            --------------------------------------            -------------------------------------
                              Q1        Q2        Q3         Q4      1998E       Q1       Q2       Q3        Q4       1999E
                            -------  --------  ---------  --------  --------  -------- -------- --------  ---------  --------
  Writedown of Revenues
  Writedown of Inventories
                            -------  --------  ---------  --------  --------  -------- -------- --------  ---------  --------
Total                            -         -          -         -         -         -        -        -          -         -

  Writedown of Receivables
  Settlement of Litigation   1,000
  Reorganization Expenses
  Professional Fees
  Other
                            -------  --------  ---------  --------  --------  -------- -------- --------  ---------  --------
Total                        1,000         -          -         -         -         -        -        -          -         -

---------------------------
  (1)  Prime Rate + 50 B.P.
  (2)  Prime Rate +  0 B.P.
  (3)  Prime Rate +  0 B.P.


        Preliminary Model Based Upon Company Projections and Assumptions

HMIS Financial Model-Prepared in January, 1997, prior to the restatements.


Balance Sheet
($000s, except per share amounts)

                                                                                    1997
                                                                   -------------------------------------
                                               1995A      1996A      Q1A       Q2E       Q3E       Q4E     1997E
                                               -----      -----     -----    -------   -------   -------   ------
Assets
Current:
  Cash and cash equivalents                    $4,563     $3,280    $1,586    $2,343   ($4,333)  ($4,152)  ($4,152)
  Accounts receivable, net                     31,340     36,457    36,959    39,455    39,455    39,846    39,846
  Inventories                                   7,788      6,801     7,212     6,918     6,918     6,987     6,987
  Tax refund receivable                         1,827      8,037     5,752     2,300     2,300     2,300     2,300
  Deferred taxes                                3,133      1,807     2,357     2,357     2,357     2,357     2,357
  Prepaid expenses and other                    1,164        655       404       404       404       404       404
------------------------------------------------------------------------------------------------------------------
       Total current assets                    49,814     57,038    54,269    53,777    47,101    47,742    47,742
Improvements and equipment, net                 2,136      3,826     3,680     3,481     3,282     3,083     3,083
Goodwill                                       35,464     34,008    33,711    33,446    33,182    32,917    32,917
Other                                           1,276      1,044     1,167     1,167     1,167     1,167     1,167
------------------------------------------------------------------------------------------------------------------
Total Assets                                  $88,690    $95,916   $92,828   $91,872   $84,732   $84,909   $84,909
==================================================================================================================

Liabilities and Stockholders' Equity
Current:
  Accounts payable                            $12,330    $20,715   $18,448   $12,189   $12,189   $12,311   $12,311
  Accrued unusual charges                           0      3,559     2,151         0         0         0         0
  Accrued expenses                              1,862      1,526     1,778     1,780     1,771     1,788     1,788
  Current maturities of long-term debt         23,135     28,746    28,750    28,750    28,750    28,750    28,750
------------------------------------------------------------------------------------------------------------------
       Total current liabilities               37,328     54,546    51,127    42,719    42,710    42,849    42,849
Long-term debt, less current maturities         3,191      4,006     3,905     3,905     3,905     3,905     3,905
------------------------------------------------------------------------------------------------------------------
       Total liabilities                       40,519     58,552    55,032    46,624    46,616    46,755    46,755
------------------------------------------------------------------------------------------------------------------
Commitments and contingencies
Stockholders' equity
  Preferred stock                                   0          0         0         0         0         0         0
  Common stock                                    280        280       280       549       549       549       549
  Additional paid-in capital                   38,020     38,139    38,139    46,200    46,200    46,200    46,200
  Retained earnings (deficit)                   9,872     (1,055)     (623)   (1,501)   (8,632)   (8,594)   (8,594)
------------------------------------------------------------------------------------------------------------------
       Total stockholders' equity              48,172     37,364    37,796    45,247    38,116    38,154    38,154
------------------------------------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity    $88,690    $95,916   $92,828   $91,872   $84,732   $84,909   $84,909
==================================================================================================================

                                                               1998E
                                                -------------------------------------
                                                  Q1        Q2        Q3        Q4       1998E
                                                ------   --------  --------   -------   --------
Assets
Current:
  Cash and cash equivalents                     $1,584    $1,481    $1,007       $63        $63
  Accounts receivable, net                      39,744    40,976    42,741    45,170     45,170
  Inventories                                    7,129     7,351     7,669     8,108      8,108
  Tax refund receivable                              0         0         0         0          0
  Deferred taxes                                     0         0         0         0          0
  Prepaid expenses and other                       404       404       404       404        404
-----------------------------------------------------------------------------------------------
       Total current assets                     48,860    50,212    51,821    53,745     53,745
Improvements and equipment, net                  2,872     2,661     2,450     2,240      2,240
Goodwill                                        32,640    32,363    32,086    31,810     31,810
Other                                            1,167     1,167     1,167     1,167      1,167
-----------------------------------------------------------------------------------------------
Total Assets                                   $85,539   $86,403   $87,525   $88,961    $88,961
===============================================================================================

Liabilities and Stockholders' Equity
Current:
  Accounts payable                             $12,560   $12,952   $13,513   $14,286    $14,286
  Accrued unusual charges                            0         0         0         0          0
  Accrued expenses                               1,815     1,870     1,940     2,049      2,049
  Current maturities of long-term debt          28,750    28,750    28,750    28,750     28,750
-----------------------------------------------------------------------------------------------
       Total current liabilities                43,125    43,572    44,203    45,085     45,085
Long-term debt, less current maturities          3,905     3,905     3,905     3,905      3,905
-----------------------------------------------------------------------------------------------
       Total liabilities                        47,030    47,478    48,109    48,990     48,990
-----------------------------------------------------------------------------------------------
Commitments and contingencies
Stockholders' equity
  Preferred stock                                    0         0         0         0          0
  Common stock                                     549       549       549       549        549
  Additional paid-in capital                    46,200    46,200    46,200    46,200     46,200
  Retained earnings (deficit)                   (8,240)   (7,823)   (7,332)   (6,778)    (6,778)
-----------------------------------------------------------------------------------------------
       Total stockholders' equity               38,509    38,926    39,416    39,971     39,971
-----------------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity     $85,539   $86,403   $87,525   $88,961    $88,961
===============================================================================================


                                                             1999E
                                              ------------------------------------
                                                Q1        Q2        Q3        Q4       1999E
                                              ------    ------    ------   -------    -------
Assets
Current:
  Cash and cash equivalents                     $536     ($748)  ($2,268)  ($4,081)   ($4,081)
  Accounts receivable, net                    46,283    49,294    52,726    56,652     56,652
  Inventories                                  8,633     9,196     9,838    10,573     10,573
  Tax refund receivable                            0         0         0         0          0
  Deferred taxes                                   0         0         0         0          0
  Prepaid expenses and other                     404       404       404       404        404
---------------------------------------------------------------------------------------------
       Total current assets                   55,855    58,146    60,700    63,547     63,547
Improvements and equipment, net                2,029     1,818     1,607     1,397      1,397
Goodwill                                      31,533    31,256    30,979    30,703     30,703
Other                                          1,167     1,167     1,167     1,167      1,167
---------------------------------------------------------------------------------------------
Total Assets                                 $90,584   $92,387   $94,454   $96,814    $96,814
=============================================================================================

Liabilities and Stockholders' Equity
Current:
  Accounts payable                           $15,210   $16,202   $17,334   $18,629    $18,629
  Accrued unusual charges                          0         0         0         0          0
  Accrued expenses                             2,162     2,301     2,448     2,628      2,628
  Current maturities of long-term debt        28,750    28,750    28,750    28,750     28,750
---------------------------------------------------------------------------------------------
       Total current liabilities              46,122    47,254    48,532    50,007     50,007
Long-term debt, less current maturities        3,905     3,905     3,905     3,905      3,905
---------------------------------------------------------------------------------------------
       Total liabilities                      50,027    51,159    52,437    53,912     53,912
---------------------------------------------------------------------------------------------
Commitments and contingencies
Stockholders' equity
  Preferred stock                                  0         0         0         0          0
  Common stock                                   549       549       549       549        549
  Additional paid-in capital                  46,200    46,200    46,200    46,200     46,200
  Retained earnings (deficit)                 (6,192)   (5,520)   (4,732)   (3,847)    (3,847)
---------------------------------------------------------------------------------------------
       Total stockholders' equity             40,557    41,228    42,017    42,901     42,901
---------------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity   $90,584   $92,387   $94,454   $96,814    $96,814
=============================================================================================


Preliminary Model Based Upon Company Projections and Assumptions

HMIS Financial Model

Cash Flow Statement
($000s, except per share amounts)
----------------------------------------------------------------------------------------------------------
                                                                       1994A     1995A    1996A
                                                                       -----     -----    -----
Cash flows from operating activities:
Net income (loss)                                                      4,001     1,946  (10,927)
Adj. to reconcile net income (loss) to CF fr. Ops.:
   Depreciation and amortization                                         453       847    2,127
   Provision for doubtful A/R                                          1,781     7,978   14,715
   Deferred taxes                                                       (701)   (2,516)   1,326
   Write-off of improvements and equipment                                 -         -      264
   Write-off of goodwill                                                   -         -      552
   Write-off of organizational costs                                       -         -      134
   Loss from disposition of rental equipment                               -       287        -
   Compensation under restricted stock                                    57        57        -
   Common stock issued to director                                         -        19        -
Changes in working capital:
   Accounts receivable                                                (9,625)  (16,707) (19,832)
   Tax refund receivable                                                   -    (1,827)  (6,210)
   Inventories                                                           205    (1,827)     987
   Prepaid expenses and other                                           (205)     (976)     508
   Other assets                                                         (249)     (240)      98
   Accounts payable                                                      100     4,870    8,385
   Accrued unusual charges                                                 -         -    3,559
   Acrrued expenses                                                      203       396     (336)
   Income taxes payable                                                  280    (1,760)       -
----------------------------------------------------------------------------------------------------------
Net cash from (used in) operating activities                          (3,700)   (9,451)  (4,650)
----------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
   Cash used in acquisition of CPMB                                        -   (20,630)    (324)
   Cash used in acquisition of Murray Group                           (7,500)        -        -
   Other acquisitions                                                   (250)   (2,168)       -
   Collection of receivable from seller of Murray                          -     1,444        -
   Capital expenditures                                                 (566)     (948)  (1,492)
   Proceeds from sale of rental equipment                                  -       215        -
----------------------------------------------------------------------------------------------------------
Net cash from (used in) investing activities                          (8,316)  (22,087)  (1,816)
----------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
   Proceeds from long-term debt                                            -    23,000   16,450
   Principal payments on long-term debt                                    -         -  (11,000)
   Principal payments on current maturities of LTD                         -         -        -
   Net payment on capital leases                                         (44)     (123)    (386)
   Decrease in bank loan - net                                          (200)        -        -
   Proceeds from issuance of common stock                             21,982         -        -
   Cash paid for deferred borrowing fees                                   -      (722)       -
   Proceeds from exercise of warrants                                    218       427        -
   Proceeds from exercise of options                                      13        24      120
----------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                   21,969    22,606    5,184
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalent                    9,953    (8,933)  (1,283)
----------------------------------------------------------------------------------------------------------
Cash and cash equivalents, beginning of period                         3,543    13,495    4,563
----------------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of period                              13,495     4,563    3,280
----------------------------------------------------------------------------------------------------------



                                                                            1997
                                                           -----------------------------------
                                                              Q1A       Q2E      Q3E      Q4E      1997E
                                                           -------   -------   ------   ------   -------
Cash flows from operating activities:
Net income (loss)                                              432      (878)  (7,131)      38    (7,539)
Adj. to reconcile net income (loss) to CF fr. Ops.:
   Depreciation and amortization                               646       646      646      646     2,584
   Provision for doubtful A/R                                1,635     2,000    2,000    2,020     7,655
   Deferred taxes                                             (550)        -        -        -      (550)
   Write-off of improvements and equipment                       -         -        -        -         -
   Write-off of goodwill                                         -         -        -        -         -
   Write-off of organizational costs                             -         -        -        -         -
   Loss from disposition of rental equipment                     -         -        -        -         -
   Compensation under restricted stock                           -         -        -        -         -
   Common stock issued to director                               -         -        -        -         -
Changes in working capital:
   Accounts receivable                                      (2,137)   (4,496)  (2,000)  (2,411)  (11,044)
   Tax refund receivable                                     2,286     3,452        -        -     5,737
   Inventories                                                (411)      294        -      (69)     (187)
   Prepaid expenses and other                                  252         -        -        -       252
   Other assets                                               (124)        -        -        -      (124)
   Accounts payable                                         (2,267)   (6,259)       -      122    (8,404)
   Accrued unusual charges                                  (1,408)   (2,151)       -        -    (3,559)
   Acrrued expenses                                            252         2       (9)      17       262
   Income taxes payable                                          -         -        -        -         -
----------------------------------------------------------------------------------------------------------
Net cash from (used in) operating activities                (1,395)   (7,391)  (6,494)     363   (14,916)
----------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
   Cash used in acquisition of CPMB                              -         -        -        -         -
   Cash used in acquisition of Murray Group                      -         -        -        -         -
   Other acquisitions                                            -         -        -        -         -
   Collection of receivable from seller of Murray                -         -        -        -         -
   Capital expenditures                                       (203)     (182)    (182)    (182)     (749)
   Proceeds from sale of rental equipment                        -         -        -        -         -
----------------------------------------------------------------------------------------------------------
Net cash from (used in) investing activities                  (203)     (182)    (182)    (182)     (749)
----------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
   Proceeds from long-term debt                                  -         -        -        -         -
   Principal payments on long-term debt                        (97)        -        -        -       (97)
   Principal payments on current maturities of LTD               -         -        -        -         -
   Net payment on capital leases                                 -         -        -        -         -
   Decrease in bank loan - net                                   -         -        -        -         -
   Proceeds from issuance of common stock                        -     8,330        -        -     8,330
   Cash paid for deferred borrowing fees                         -         -        -        -         -
   Proceeds from exercise of warrants                            -         -        -        -         -
   Proceeds from exercise of options                             -         -        -        -         -
----------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities            (97)    8,330        -        -     8,233
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalent         (1,694)      757   (6,676)     181    (7,432)
----------------------------------------------------------------------------------------------------------
Cash and cash equivalents, beginning of period               3,280     1,586    2,343   (4,333)    3,280
----------------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of period                     1,586     2,343   (4,333)  (4,152)   (4,152)
----------------------------------------------------------------------------------------------------------



                                                                               1998E
                                                           -----------------------------------
                                                               Q1        Q2       Q3       Q4      1998E
                                                           -------   -------   ------   ------   -------
Cash flows from operating activities:
Net income (loss)                                              355       417      490      554     1,817
Adj. to reconcile net income (loss) to CF fr. Ops.:
   Depreciation and amortization                               675       675      675      675     2,700
   Provision for doubtful A/R                                2,061     2,124    2,216    2,342     8,743
   Deferred taxes                                            2,357         -        -        -     2,357
   Write-off of improvements and equipment                       -         -        -        -         -
   Write-off of goodwill                                         -         -        -        -         -
   Write-off of organizational costs                             -         -        -        -         -
   Loss from disposition of rental equipment                     -         -        -        -         -
   Compensation under restricted stock                           -         -        -        -         -
   Common stock issued to director                               -         -        -        -         -
Changes in working capital:
   Accounts receivable                                      (1,959)   (3,357)  (3,981)  (4,771)  (14,067)
   Tax refund receivable                                     2,300         -        -        -     2,300
   Inventories                                                (141)     (222)    (318)    (439)   (1,121)
   Prepaid expenses and other                                    -         -        -        -         -
   Other assets                                                  -         -        -        -         -
   Accounts payable                                            249       392      561      773     1,975
   Accrued unusual charges                                       -         -        -        -         -
   Acrrued expenses                                             26        56       70      109       261
   Income taxes payable                                          -         -        -        -         -
----------------------------------------------------------------------------------------------------------
Net cash from (used in) operating activities                 5,923        85     (287)    (757)    4,965
----------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
   Cash used in acquisition of CPMB                              -         -        -        -         -
   Cash used in acquisition of Murray Group                      -         -        -        -         -
   Other acquisitions                                            -         -        -        -         -
   Collection of receivable from seller of Murray                -         -        -        -         -
   Capital expenditures                                       (188)     (188)    (188)    (188)     (750)
   Proceeds from sale of rental equipment                        -         -        -        -         -
----------------------------------------------------------------------------------------------------------
Net cash from (used in) investing activities                  (188)     (188)    (188)    (188)     (750)
----------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
   Proceeds from long-term debt                                  -         -        -        -         -
   Principal payments on long-term debt                          -         -        -        -         -
   Principal payments on current maturities of LTD               -         -        -        -         -
   Net payment on capital leases                                 -         -        -        -         -
   Decrease in bank loan - net                                   -         -        -        -         -
   Proceeds from issuance of common stock                        -         -        -        -         -
   Cash paid for deferred borrowing fees                         -         -        -        -         -
   Proceeds from exercise of warrants                            -         -        -        -         -
   Proceeds from exercise of options                             -         -        -        -         -
----------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities              -         -        -        -         -
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalent          5,736      (103)    (474)    (944)    4,215
----------------------------------------------------------------------------------------------------------
Cash and cash equivalents, beginning of period              (4,152)    1,584    1,481    1,007    (4,152)
----------------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of period                     1,584     1,481    1,007       63        63
----------------------------------------------------------------------------------------------------------


                                                                                1999E
                                                           -----------------------------------
                                                               Q1        Q2       Q3       Q4      1999E
                                                           -------   -------   ------   ------   -------
Cash flows from operating activities:
Net income (loss)                                              586       672      788      885     2,931
Adj. to reconcile net income (loss) to CF fr. Ops.:
   Depreciation and amortization                               675       675      675      675     2,700
   Provision for doubtful A/R                                2,484     2,646    2,830    3,041    11,001
   Deferred taxes                                                -         -        -        -         -
   Write-off of improvements and equipment                       -         -        -        -         -
   Write-off of goodwill                                         -         -        -        -         -
   Write-off of organizational costs                             -         -        -        -         -
   Loss from disposition of rental equipment                     -         -        -        -         -
   Compensation under restricted stock                           -         -        -        -         -
   Common stock issued to director                               -         -        -        -         -
Changes in working capital:
   Accounts receivable                                      (3,597)   (5,657)  (6,262)  (6,967)  (22,483)
   Tax refund receivable                                         -         -        -        -         -
   Inventories                                                (525)     (563)    (642)    (735)   (2,465)
   Prepaid expenses and other                                    -         -        -        -         -
   Other assets                                                  -         -        -        -         -
   Accounts payable                                            925       992    1,131    1,295     4,343
   Accrued unusual charges                                       -         -        -        -         -
   Acrrued expenses                                            112       139      146      181       579
   Income taxes payable                                          -         -        -        -         -
----------------------------------------------------------------------------------------------------------
Net cash from (used in) operating activities                   660    (1,096)  (1,333)  (1,625)   (3,394)
----------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
   Cash used in acquisition of CPMB                              -         -        -        -         -
   Cash used in acquisition of Murray Group                      -         -        -        -         -
   Other acquisitions                                            -         -        -        -         -
   Collection of receivable from seller of Murray                -         -        -        -         -
   Capital expenditures                                       (188)     (188)    (188)    (188)     (750)
   Proceeds from sale of rental equipment                        -         -        -        -         -
----------------------------------------------------------------------------------------------------------
Net cash from (used in) investing activities                  (188)     (188)    (188)    (188)     (750)
----------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
   Proceeds from long-term debt                                  -         -        -        -         -
   Principal payments on long-term debt                          -         -        -        -         -
   Principal payments on current maturities of LTD               -         -        -        -         -
   Net payment on capital leases                                 -         -        -        -         -
   Decrease in bank loan - net                                   -         -        -        -         -
   Proceeds from issuance of common stock                        -         -        -        -         -
   Cash paid for deferred borrowing fees                         -         -        -        -         -
   Proceeds from exercise of warrants                            -         -        -        -         -
   Proceeds from exercise of options                             -         -        -        -         -
----------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities              -         -        -        -         -
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalent            473    (1,284)  (1,520)  (1,813)   (4,144)
----------------------------------------------------------------------------------------------------------
Cash and cash equivalents, beginning of period                  63       536     (748)  (2,268)       63
----------------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of period                       536      (748)  (2,268)  (4,081)   (4,081)
----------------------------------------------------------------------------------------------------------


       Preliminary Model Based Upon Company Projections and Assumptions

HMIS Financial Model
Assumptions
($000s, except per share amounts)
--------------------------------------------------------------------------------
SHARES OUTSTANDING AND SETTLEMENT

                                                                                   1997
                                                                     --------------------------------
                                 1993     1994      1995     1996     Q1       Q2       Q3       Q4      1997E
                               -------  -------   -------  -------   ------  -------  -------   ------  -------
   Non-settlement shares        5,884    7,383     9,408    9,415    9,328    9,328    9,328    9,328     9,328
   Newly issued shares              -        -         -        -        -    8,968    8,968    8,968     8,968
   Non-settlement options         424      210        13        -        5      374      374      374       374
   Shares to Banks                  -        -         -        -        -        -        -        -         -
   Options to Banks                 -        -         -        -        -        -        -        -         -
   Wt Avg Shares to Plaintiffs      -        -         -        -        -        -        -        -         -
   Wt Avg Options to Plaintiffs     -        -         -        -        -        -        -        -         -
   Shares to Suppliers              -        -         -        -        -        -        -        -         -
   Options to Suppliers             -        -         -        -        -        -        -        -         -

   Total settlement shares          0        0         0        0        0        0        0        0         0
   Total settlement options         0        0         0        0        0        0        0        0         0
   Bond Conversion Price                                                       0.00     0.00     0.00      0.00
   Shares on bond convers.                                                        -        -        -         -

Primary Shares                  5,884    7,383     9,408    9,415    9,328   18,296   18,296   18,296    18,296
Fully Diluted Shares            6,309    7,593     9,421    9,415    9,334   18,670   18,670   18,670    18,670




                                                  1998                                         1999
                                  ---------------------------------             -------------------------------
                                    Q1       Q2       Q3       Q4     1998E      Q1        Q2      Q3      Q4      1999E
                                 -------  -------  -------  -------  -------    -------  ------  ------ -------   -------
   Non-settlement shares           9,328    9,328    9,328    9,328    9,328    9,328    9,328    9,328    9,328    9,328
   Newly issued shares             8,968    8,968    8,968    8,968    8,968    8,968    8,968    8,968    8,968    8,968
   Non-settlement options            374      374      374      374      374      374      374      374      374      374
   Shares to Banks                     -        -        -        -        -        -        -        -        -        -
   Options to Banks                    -        -        -        -        -        -        -        -        -        -
   Wt Avg Shares to Plaintiffs         -        -        -        -        -        -        -        -        -        -
   Wt Avg Options to Plaintiffs        -        -        -        -        -        -        -        -        -        -
   Shares to Suppliers                 -        -        -        -        -        -        -        -        -        -
   Options to Suppliers                -        -        -        -        -        -        -        -        -        -

   Total settlement shares             0        0        0        0        -        -        -        -        -        -
   Total settlement options            0        0        0        0        -        -        -        -        -        -
   Bond Conversion Price            0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
   Shares on bond convers.             -        -        -        -        -        -        -        -        -        -

Primary Shares                    18,296   18,296   18,296   18,296   18,296   18,296   18,296   18,296   18,296   18,296
Fully Diluted Shares              18,670   18,670   18,670   18,670   18,670   18,670   18,670   18,670   18,670   18,670




SOURCES AND USES                                                                 1997
                                                                   ----------------------------------
                                                           1996A     Q1A      Q2       Q3       Q4      1997E
Sources                                                    -----   ------  -------   ------   -------   ------
Debt Issuance                                                $0       $0       $0       $0       $0        $0
Convertible Debt Issuance                                     0        0        0        0        0         0
Equity Issuance                                               0        0    8,968        0        0     8,968
                                                 TOTAL       $0       $0   $8,968       $0       $0    $8,968


Uses
Fees and Expenses (Debt)                                     $0       $0       $0       $0       $0        $0
Fees and Expenses (Equity)                                    0        0      638        0        0      $638
Term Loan                                                     0        0        0        0        0        $0
Revolver A                                                    0        0        0        0        0        $0
Revolver B                                                    0        0        0        0        0        $0
Excess Proceeds                                               0        0    8,330        0        0    $8,330
                                                 TOTAL       $0       $0   $8,968       $0       $0    $8,968



SOURCES AND USES
                                                         1998                                           1999
                                                ------------------------------               -----------------------------
                                                Q1       Q2       Q3       Q4     1998E       Q1       Q2       Q3       Q4    1999E
                                               ----    -----   ------  -------   -------     -----   -----    -----    -----   -----
Sources
Debt Issuance                                   $0       $0       $0       $0       $0       $0       $0       $0       $0       $0
Convertible Debt Issuance                        0        0        0        0        0        0        0        0        0        0
Equity Issuance                                  0        0        0        0        0        0        0        0        0        0
                                              ----     ----     ----     ----     ----     ----     ----     ----    -----     ----
                                   TOTAL        $0       $0       $0       $0       $0       $0       $0       $0       $0       $0


Uses
Fees and Expenses (Debt)                        $0       $0       $0       $0       $0       $0       $0       $0       $0       $0
Fees and Expenses (Equity)                       0        0        0        0       $0        0        0        0        0       $0
Term Loan                                        0        0        0        0       $0        0        0        0        0       $0
Revolver A                                       0        0        0        0       $0        0        0        0        0       $0
Revolver B                                       0        0        0        0       $0        0        0        0        0       $0
Excess Proceeds                                  0        0        0        0       $0        0        0        0        0       $0
                                              ----     ----     ----     ----     ----     ----     ----     ----    -----     ----
                                   TOTAL        $0       $0       $0       $0       $0       $0       $0       $0       $0       $0



MISCELLANEOUS
   Return on Cash              5.00%
   Cost of Incr. Working Cap   8.75%
   Income Tax Rate             41.0%
   Bond Conversion Price      $0.00
   Convert. bond coupon        0.00%
   Warrant Exercise Price     $5.00
   Receivables                   90       88        85                    Days' Sales Outstanding
   Payables                      37       37        37                    Days COGS
   Converts issued on       6/30/96
   Litig. Secs. issued on   6/30/96



       Preliminary Model Based Upon Company Projections and Assumptions

HMIS Financial Model

Assumptions
($000s, except per share amounts)

DEBT AND INTEREST EXPENSE                                                        1997                                   1998
                                                                   --------------------------------             ---------------
                               1993     1994      1995     1996      Q1       Q2       Q3       Q4      1997E      Q1      Q2
                              ------   ------    ------   ------   -------  ------  ------    ------   ------    ------  ------
   Term Loan Outstandings                                18,000   17,000   17,000   17,000   17,000    17,000   17,000   17,000
   Term Loan Rate (1)                                      8.75%    8.75%    8.75%    8.75%    8.75%     8.75%    8.75%    8.75%
   Term Loan Interest                                                         372      372      372     1,116      372      372

   Revolver A Outstandings                                6,350    6,350    6,350    6,350    6,350     6,350    6,350    6,350
   Revolver A Rate (2)                                     8.25%    8.25%    8.25%    8.25%    8.25%     8.25%    8.25%    8.25%
   Revolver A Interest                                                        131      131      131       393      131      131

   Revolver B Outstandings                                4,000    5,000    5,000    5,000    5,000     5,000    5,000    5,000
   Revolver B Rate (3)                                     8.25%    8.25%    8.25%    8.25%    8.25%     8.25%    8.25%    8.25%
   Revolver B Interest                                                        103      103      103       309      103      103

   Sub Note Outstandings                                  3,000    3,000    3,000    3,000    3,000     3,000    3,000    3,000
   Sub Note Rate                                           8.00%    8.00%    8.00%    8.00%    8.00%     8.00%    8.00%    8.00%
   Sub Note Interest                                                           60       60       60       180       60       60

   Cap Lease Outstandings                                 1,402    1,402    1,402    1,402    1,402     1,402    1,402    1,402
   Cap Lease Rate                                          5.00%    5.00%    5.00%    5.00%    5.00%     5.00%    5.00%    5.00%
   Cap Lease Interest                                                          18       18       18        53       18       18

   Equip. Note Outstandings                                   -        -        -        -        -         -        -        -
   Equip. Note Rate                                        0.00%    0.00%    0.00%    0.00%    0.00%     0.00%    0.00%    0.00%
   Equip. Note Interest                                                         -        -        -         -        -        -

   Convertible Bonds                                          -        -        -        -        -         -        -        -
   Convertible Bond Rate                                                     0.00%    0.00%    0.00%     0.00%    0.00%    0.00%
   Convertible Bond Interest                                                    -        -        -         -        -        -

   Other Outstandings                                                                                       -
   Other Rate                                              0.00%    0.00%    0.00%    0.00%    0.00%     0.00%    0.00%    0.00%
   Other Interest                                                               -        -        -         -        -        -
TOTAL DEBT                                               32,752   32,655   32,752   32,752   32,752    32,752   32,752   32,752
TOTAL INTEREST EXP              174       88       269 *  2,717      740      683      683      683     2,790      683      683



DEBT AND INTEREST EXPENSE            1998                               1999
                               ----------------          ----------------------------------
                                 Q3       Q4     1998E      Q1       Q2       Q3       Q4     1999E
                               ------   ------   ------   ------   ------   ------   ------   ------
   Term Loan Outstandings      17,000   17,000   17,000   17,000   17,000   17,000   17,000   17,000
   Term Loan Rate (1)            8.75%    8.75%    8.75%    8.75%    8.75%    8.75%    8.75%    8.75%
   Term Loan Interest             372      372    1,488      372      372      372      372    1,488

   Revolver A Outstandings      6,350    6,350    6,350    6,350    6,350    6,350    6,350    6,350
   Revolver A Rate (2)           8.25%    8.25%    8.25%    8.25%    8.25%    8.25%    8.25%    8.25%
   Revolver A Interest            131      131      524      131      131      131      131      524

   Revolver B Outstandings      5,000    5,000    5,000    5,000    5,000    5,000    5,000    5,000
   Revolver B Rate (3)           8.25%    8.25%    8.25%    8.25%    8.25%    8.25%    8.25%    8.25%
   Revolver B Interest            103      103      413      103      103      103      103      413

   Sub Note Outstandings        3,000    3,000    3,000    3,000    3,000    3,000    3,000    3,000
   Sub Note Rate                 8.00%    8.00%    8.00%    8.00%    8.00%    8.00%    8.00%    8.00%
   Sub Note Interest               60       60      240       60       60       60       60      240

   Cap Lease Outstandings       1,402    1,402    1,402    1,402    1,402    1,402    1,402    1,402
   Cap Lease Rate                5.00%    5.00%    5.00%    5.00%    5.00%    5.00%    5.00%    5.00%
   Cap Lease Interest              18       18       70       18       18       18       18       70

   Equip. Note Outstandings         -        -        -         -        -        -       -        -
   Equip. Note Rate              0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%
   Equip. Note Interest             -        -        -         -        -        -       -        -

   Convertible Bonds                -        -        -         -        -        -       -        -
   Convertible Bond Rate         0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%
   Convertible Bond Interest        -        -        -         -        -        -       -        -

   Other Outstandings                                 -                                            -
   Other Rate                    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%
   Other Interest                   -        -        -         -        -        -       -        -

TOTAL DEBT                     32,752   32,752   32,752   32,752   32,752   32,752   32,752   32,752
TOTAL INTEREST EXP                683      683    2,734      683      683      683      683    2,734






EXTRAORDINARY ITEMS

                                                                                1997
                                                                   --------------------------------
                               1993     1994      1995     1996      Q1      Q2       Q3      Q4      1997E
                              ------   ------    ------   ------   ------  ------   ------   ------   ------
   Writedown of Revenues
   Writedown of Inventories                                2,840
                              ------   ------    ------   ------   ------  ------   ------   ------   ------
Total                            -        -         -      2,840      -       -        -        -        -

   Writedown of Receivables                                8,400
   Settlement of Litigation                                                          7,200
   Reorganization Expenses                                 3,600
   Professional Fees                                       2,000      500   1,201      250      250
   Other
                              ------   ------    ------   ------   ------  ------   ------   ------   ------
Total                            -        -         -     14,000      500   1,201    7,450      250      -

                                                 1998                                           1999
                                    --------------------------------              --------------------------------
                                      Q1       Q2       Q3      Q4     1998E        Q1       Q2       Q3      Q4     1999E
                                    ------   ------   ------  ------   ------     ------   ------  ------   ------  ------
   Writedown of Revenues
   Writedown of Inventories
                                    ------   ------   ------   ------   ------    ------   ------   ------   -----   ------
Total                                  -        -        -        -        -         -        -        -         -       -

   Writedown of Receivables
   Settlement of Litigation
   Reorganization Expenses
   Professional Fees
   Other
                                    ------   ------   ------   ------   ------    ------   ------   ------    ------  ------
Total                                  -        -        -        -        -         -        -        -         -       -

--------------
   (1)  Prime Rate + 50 B.P.
   (2)  Prime Rate + 0 B.P.
   (3)  Prime Rate + 0 B.P.




       Preliminary Model Based Upon Company Projections and Assumptions